                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              El Paso Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[EL PASO LOGO]

Dear El Paso Stockholder:

     We cordially invite you to our 2001 Annual Meeting of Stockholders. The Annual Meeting will be held on Monday, May 21, 2001, beginning at 11:00 a.m. (daylight savings time) at The Adolphus Hotel, located at 1321 Commerce Street, Dallas, Texas 75202.

     At this year's Annual Meeting, you will vote on the election of twelve Directors, adoption of two equity plans, ratification of PricewaterhouseCoopers' appointment as independent auditors and one stockholder proposal.

     We have attached a notice of the Annual Meeting and a proxy statement that contains more information about these items and the Annual Meeting, including:

     - who can vote; and

     - the different methods you can use to vote, including the telephone, Internet and traditional paper proxy card.

     Whether or not you plan to attend the Annual Meeting, please vote by one of these outlined methods to ensure that your shares are represented and voted in accordance with your wishes. This will help us avoid the expense of sending follow-up letters to ensure that a quorum is represented at the Annual Meeting.

                                                        Sincerely,

                                                      /s/ WILLIAM A. WISE

                                                       William A. Wise
                                                   Chairman of the Board,
                                                President and Chief Executive
                                                           Officer

Houston, Texas
April 6, 2001

                              EL PASO CORPORATION
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2001

     On Monday, May 21, 2001, El Paso Corporation will hold its 2001 Annual Meeting of Stockholders at The Adolphus Hotel, located at 1321 Commerce Street, Dallas, Texas 75202. The Annual Meeting will begin at 11:00 a.m. (daylight savings time).

     Only El Paso stockholders who owned shares of common stock at the close of business on March 23, 2001, are entitled to notice of and can vote at this Annual Meeting or any adjournments that may take place. At the Annual Meeting you will vote to:

          1. Elect twelve Directors, each to hold office for a term of one year;

          2. Approve the El Paso Corporation 2001 Omnibus Incentive Compensation Plan;

          3. Approve the El Paso Corporation 2001 Stock Option Plan for Non-Employee Directors;

          4. Ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants to audit El Paso's financial statements for the fiscal year ending December 31, 2001; and

          5. Attend to any other business properly presented at the Annual Meeting. You will also vote on one proposal submitted by a stockholder which may be presented at the Annual Meeting, which is described in the attached proxy statement.

                                             By Order of the Board of Directors

                                                    /s/ DAVID L. SIDDALL

                                                      David L. Siddall
                                                     Corporate Secretary

Houston, Texas
April 6, 2001

YOUR VOTE IS VERY IMPORTANT TO US. WE URGE EACH OF YOU TO PROMPTLY SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD OR TO USE TELEPHONE OR INTERNET VOTING. SEE OUR QUESTION AND ANSWER SECTION FOR INFORMATION ON HOW TO VOTE BY PAPER, TELEPHONE OR INTERNET, HOW TO REVOKE A PROXY AND HOW TO VOTE SHARES IN PERSON.

                              EL PASO CORPORATION
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002

                                PROXY STATEMENT

              2001 ANNUAL MEETING OF STOCKHOLDERS -- MAY 21, 2001

     Our Board of Directors is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the 2001 Annual Meeting of Stockholders of El Paso Corporation. The Annual Meeting will be held at The Adolphus Hotel, located at 1321 Commerce Street, Dallas, Texas 75202, on Monday, May 21, 2001, at 11:00 a.m., daylight savings time. The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

     This proxy statement, the notice of Annual Meeting and proxy card are being mailed to stockholders beginning on or about April 6, 2001. All properly executed written proxies and all properly completed proxies submitted by telephone or by the Internet that are delivered pursuant to this solicitation will be voted at the Annual Meeting. Each person who is an El Paso stockholder on March 23, 2001, the record date, is entitled to vote at the Annual Meeting, or at adjournments or postponements of the Annual Meeting.

     On January 29, 2001, El Paso completed its combination with The Coastal Corporation. In the Coastal transaction, El Paso issued shares of El Paso common stock to Coastal stockholders and optionholders as follows:

     - 1.23 shares of El Paso common stock for each share of Coastal common stock and for each share of Coastal Class A common stock;

     - 9.133 shares of El Paso common stock for each share of Coastal $1.19 Series A convertible preferred stock and for each share of Coastal $1.83 Series B convertible preferred stock;

     - 17.980 shares of El Paso common stock for each share of Coastal $5.00 Series C convertible preferred stock; and

     - for each outstanding Coastal option, shares of El Paso common stock having a market value equal to the value of the Coastal option based on an agreed upon valuation methodology.

Effective February 7, 2001, El Paso Energy Corporation changed its name to El Paso Corporation.

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1. WHO CAN VOTE?

     Stockholders holding shares of El Paso Corporation's common stock as of the close of business on the record date, March 23, 2001, represented by a properly executed proxy are entitled to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. You have one vote for each share of common stock held as of the record date which may be voted for each proposal presented at the Annual Meeting.

2. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

     The record date for the Annual Meeting is March 23, 2001. The record date is established by the Board of Directors as required by our By-laws and Delaware law. Owners of El Paso's common stock at the close of business on the record date are entitled:

     - to receive notice of the Annual Meeting; and

     - to one vote for each share of common stock for each proposal presented at the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

3. HOW MANY SHARES OF EL PASO COMMON STOCK WERE OUTSTANDING ON THE RECORD DATE?

     There were 514,772,538 shares of common stock outstanding and entitled to vote at the Annual Meeting on the record date. Common stock is the only class of stock entitled to vote.

4. HOW DO I VOTE?

     You may vote by any one of four different methods:

     - In Writing: You can vote by signing and dating the enclosed proxy card and returning it in the enclosed envelope.

     - By Telephone or the Internet: You can vote your proxies by touchtone telephone from the U.S., using the toll-free telephone number on the proxy card, or by the Internet using the procedures and instructions described on the proxy card. Stockholders who own their common stock through a broker, also known as "street name" holders, may vote by telephone or the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy statement. The telephone and Internet voting procedures, including the use of control numbers found on the proxy card, are designed to authenticate stockholders identities, to allow stockholders to vote their shares of common stock and to confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be paid by the stockholder.

     - In Person: You may vote in person at the Annual Meeting. Street name holders must have a legal proxy from the registered holder of the El Paso common stock.

5. CAN I REVOKE OR CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR AFTER I VOTE BY TELEPHONE OR INTERNET?

     Yes. At any time before the persons named on the proxy card vote your shares of common stock as you have instructed, you can change or revoke your vote either by sending a written notice to Mr. David L. Siddall, El Paso's Corporate Secretary at El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, or by signing, dating and returning to us a subsequently dated proxy card. We will honor the properly executed proxy card with the latest date. You may also revoke your vote by attending the Annual Meeting in person and giving notice of revocation to the inspector of election, or by following the appropriate revocation procedures by telephone or by the Internet.

6. WHAT IF I DO NOT SPECIFY A CHOICE FOR A PROPOSAL WHEN RETURNING A PROXY?

     You should specify your choice for each proposal on the proxy card. If no instructions are given, proxies which are signed and returned (either physically or electronically) will be voted FOR the election of all Director nominees, FOR the approval of the El Paso 2001 Omnibus Incentive Compensation Plan, FOR the approval of the El Paso 2001 Stock Option Plan for Non-Employee Directors, FOR the proposal to ratify the appointment of PricewaterhouseCoopers and AGAINST the stockholder proposal.

7. WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know of which will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders, William A. Wise and Britton White Jr., will vote your shares at their discretion, unless you have otherwise directed.

8. WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares of common stock are held in the name of your broker, a bank, or other nominee, that party is required to give you instructions for voting your shares.

9. WHO WILL COUNT THE VOTE?

     A representative of EquiServe, L.P., an independent tabulator appointed by the Board of Directors, will count the votes and act as the inspector of election. The inspector of election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

10. WHAT IS A "QUORUM"?

     A "quorum" is a majority of the outstanding shares of common stock and is required to hold the Annual Meeting. A quorum is determined by counting shares of common stock represented in person at the Annual Meeting or represented by proxy. If you submit a properly executed proxy, you will be considered part of the quorum even if you abstain from voting.

11. HOW MANY VOTES MUST EACH PROPOSAL RECEIVE TO BE ADOPTED?

     - For Proposal No. 1 regarding the election of twelve directors to be adopted, the twelve directors who receive the highest number of votes, represented at the Annual Meeting and entitled to vote, will be elected.

     - Proposal Nos. 2 and 3, the approval of the El Paso 2001 Omnibus Incentive Compensation Plan and the El Paso 2001 Stock Option Plan for Non-Employee Directors, must receive the affirmative vote of more than 50% of the shares of common stock represented by person or by proxy at the Annual Meeting and entitled to vote.

     - All other proposals must receive the affirmative vote of more than 50% of the shares of common stock represented by person or proxy at the Annual Meeting and entitled to vote.

12. HOW ARE VOTES COUNTED?

     Votes are counted in accordance with El Paso's By-laws. An abstention by a stockholder is not counted in the tally of votes "FOR" or "AGAINST" a proposal, but is included in determining a quorum. A non-vote by a stockholder is counted as a vote "FOR" the management proposals, and is included in determining a quorum. A non-vote by a broker is not counted. However, brokers' non-votes and abstentions are counted towards a quorum.

13. DO I HAVE TO VOTE?

     No. If you do vote, you may vote for all, some or none of the director nominees. You may abstain from voting or vote "FOR" or "AGAINST" the other proposals.

14. HOW CAN I VIEW THE STOCKHOLDER LIST?

     A complete list of stockholders entitled to vote at the Annual Meeting will be available at El Paso's offices at 1001 Louisiana Street, Houston, Texas 77002 during ordinary business hours for a period of ten days before the Annual Meeting. During the Annual Meeting, you may view the list at The Adolphus Hotel, located at 1321 Commerce Street, Dallas, Texas 75202.

15. WHO PAYS FOR THE PROXY SOLICITATION RELATED TO THE ANNUAL MEETING?

     We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have retained Georgeson Shareholder Communications Inc. to assist us in soliciting your proxy for an estimated fee of $15,000 plus reasonable out-of-pocket expenses. Georgeson Shareholder Communications Inc. will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of El Paso common stock. If so, we will supply them with additional copies of the proxy materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of El Paso common stock.

16. IF I WANT TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE 2002 ANNUAL MEETING, WHEN IS IT DUE?

     If you want to submit a proposal for possible inclusion in next year's proxy statement, you must submit it in writing to the Corporate Secretary, El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099. El Paso must receive your proposal on or before December 8, 2001. El Paso will consider only proposals meeting the requirements of applicable Securities and Exchange Commission rules.

     Additionally, under El Paso's By-law provisions, a stockholder who desires to bring any matter before the Annual Meeting that is not included in the 2002 Proxy Statement must send written notice to the foregoing address not less than 90 days nor more than 120 days prior to the scheduled date of such Annual Meeting. Under these criteria, stockholders must provide us with notice of a matter to be brought before the 2002 Annual Meeting between December 8, 2001 and January 8, 2002.

17. HOW CAN I RECEIVE THE PROXY MATERIALS ELECTRONICALLY?

     If you want to stop receiving paper copies of the proxy materials, you must consent to electronic delivery. Registered Holders can give consent by going to www.econsent.com/epg and following the instructions. Those of you that hold shares with a broker under a street name can give consent by going to www.ICSDelivery.com/epg.

18. HOW DO I OBTAIN A COPY OF THE ANNUAL REPORT AND PROXY STATEMENT?

     A copy of El Paso's 2000 Report to Shareholders and Annual Report on Form 10-K are being mailed with this proxy statement to each stockholder entitled to vote at the Annual Meeting. If you do not receive a copy of these documents, you may obtain one free of charge by writing or calling Mr. David L. Siddall, Corporate Secretary, El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099.

            INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held ten meetings during fiscal year 2000. Each director who served on the El Paso Board of Directors during 2000 attended at least 75% of the meetings of the Board of Directors and of each committee on which he served. The Board of Directors has five principal standing committees, which are described below.

AUDIT COMMITTEE

     The Audit Committee held five meetings during the 2000 fiscal year. The Audit Committee currently consists of Malcolm Wallop (chairman), Juan Carlos Braniff, Ronald Kuehn, Jr. and J. Carleton MacNeil, Jr., each a non-employee director. The Audit Committee makes a recommendation to the Board of Directors for a firm of independent certified public accountants to audit El Paso's annual financial statements. In addition, the Audit Committee reviews with management and El Paso's certified public accountants, the financial statements, adequacy of El Paso's accounting controls, the adequacy of internal accounting controls, the basic accounting and financial policies and practices and El Paso's risk management policies. The Board of Directors has adopted an Audit Committee Charter, which is included as Exhibit A to this proxy statement. The policies, mission and actions of the Audit Committee are set forth in the "Audit Committee Report" which begins on page 20 of this proxy statement.

COMPENSATION COMMITTEE

     The Compensation Committee held four meetings during the 2000 fiscal year. The Compensation Committee currently consists of Byron Allumbaugh (chairman), John M. Bissell, James F. Gibbons and Joe B. Wyatt, each a non-employee director. The Compensation Committee currently administers El Paso's executive stock option plan, long-term incentive compensation plan, annual incentive compensation plan and other executive compensation plans. In addition, the Compensation Committee considers proposals with respect to the creation of and changes to executive compensation plans and reviews appropriate criteria for establishing performance targets and determining annual corporate and executive performance ratings. The policies, mission and actions of the Compensation Committee are set forth in the "Compensation Committee Report on Executive Compensation," which begins on page 17 of this proxy statement.

GOVERNANCE COMMITTEE

     The Governance Committee did not meet separately during the 2000 fiscal year because of the pending transaction with Coastal. All matters that would have normally been considered by the Governance Committee were considered by the full Board of Directors. The Governance Committee currently consists of Ronald
L. Kuehn, Jr. (chairman), Anthony W. Hall, Jr. and Thomas R. McDade. The Governance Committee reviews the qualifications and effectiveness of incumbent directors and recommends to the Board of Directors criteria regarding its size and composition. It also reviews the qualifications of potential candidates for the Board of Directors, evaluates the performance of incumbent directors and recommends to the Board of Directors nominees to be elected at the Annual Meeting. Further, the Governance Committee considers any nominations submitted by the stockholders to the Corporate Secretary in accordance with the By-laws.

NOMINATING COMMITTEES

     The El Paso Board of Directors has two nominating committees, which were created in connection with the Coastal transaction and are required to remain in place through December 31, 2002. Neither of those committees met during the 2000 fiscal year because the merger with Coastal was not completed in fiscal year 2000.

     El Paso Nominating Committee. The El Paso Nominating Committee currently consists of William A. Wise (chairman), Byron Allumbaugh, Juan Carlos Braniff, James F. Gibbons, Ronald L. Kuehn, Jr., Malcolm Wallop and Joe B. Wyatt. The primary function of the El Paso Nominating Committee is to recommend seven designees to stand for election as directors at each annual meeting during the existence of this committee. According to the terms of the Merger Agreement with Coastal, William A. Wise must be included as a designee to the Board of Directors by the El Paso Nominating Committee.

     Coastal Nominating Committee. The Coastal Nominating Committee currently consists of David A. Arledge (chairman), John M. Bissell, Anthony W. Hall, Jr.,
J. Carleton MacNeil, Jr., and Thomas R. McDade. The primary function of the Coastal Nominating Committee is to recommend five designees to stand for election as directors at each annual meeting during the existence of this committee. According to the terms of the Merger Agreement in connection with the Coastal transaction, David A. Arledge must be included as a designee to the Board of Directors by the Coastal Nominating Committee.

DIRECTORS' COMPENSATION

     Employee directors do not receive any additional compensation for serving on the Board of Directors. Pursuant to El Paso's 1995 Compensation Plan for Non-Employee Directors, non-employee directors receive an annual retainer of $60,000, $10,000 of which is required to be paid in deferred shares of El Paso common stock (plus a conversion premium) and the remaining $50,000 paid at the election of the director in cash, deferred cash or deferred shares of common stock (plus a conversion premium) or any combination of cash, deferred cash or deferred shares of common stock. Effective May 21, 2001, the annual retainer will increase to $80,000, $20,000 of which will be required to be paid in deferred shares of common stock (plus a conversion premium) and the remaining $60,000 paid at the election of the director in cash, deferred cash or deferred shares of common stock (plus a conversion premium) or any combination of cash, deferred cash or deferred shares of common stock. In addition, each non-employee director who chairs a committee of the Board of Directors (other than the Nominating Committees) will receive an additional retainer fee of $15,000, which may be paid in the same manner as the annual retainer. Each non-employee director also receives a retirement benefit credit in the form of deferred shares of El Paso common stock (without the conversion premium) equal to the amount of their annual retainer. Pursuant to El Paso's Stock Option Plan for Non-Employee

Directors, non-employee directors receive a grant of 3,000 stock options upon initial election to the Board of Directors, and 2,000 stock options upon each annual reelection by the stockholders. Effective upon approval of the 2001 Stock Option Plan for Non-Employee Directors by the stockholders at this Annual Meeting, the stock option grant upon initial election to the Board will increase to 5,000 options and the annual grant upon reelection will increase to 3,000 options.

     As part of El Paso's overall support to charitable organizations, the Director Charitable Award Plan provides for each eligible director to designate up to four charitable organizations to receive a maximum of $1,000,000 in the aggregate upon the death of each director participant. A director can participate after two consecutive years of service on the Board of Directors. Currently, only Messrs. Allumbaugh, Braniff, Gibbons, Wallop and Wise are eligible to participate in the plan.

                                   PROPOSALS

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Board. The entire Board of Directors, consisting of twelve members, will be elected at the Annual Meeting. All directors are elected annually, and serve one-year terms until their successors have been duly elected and shall qualify.

     Nominations. At the Annual Meeting, we will nominate the persons named in this proxy statement as directors. Although we have no reason to believe that any of the nominees will be unable or unwilling to serve, the Board of Directors will propose a substitute nominee if any nominee is not available for election. In such event, unless you instruct otherwise, any votes represented by a proxy will be voted "FOR" the substitute nominee. Holders of common stock may not cumulate their votes for the election of directors.

WE RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED
BELOW.

     General Information about the Nominees for Election, as of April 6,
2001. Each of the following nominees is currently a director of El Paso. Each has agreed to be named in this proxy statement and to serve as a director if elected.

   NAME, PRINCIPAL OCCUPATION
 AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR
BYRON ALLUMBAUGH                                             Director since 1992
Business Consultant.
Age -- 69

Chairman -- Compensation Committee
Member -- El Paso Nominating Committee

Since February 1, 1997, Mr. Allumbaugh's principal occupation has been as a business consultant. From February 1996 to his retirement in February 1997, Mr. Allumbaugh was Chairman of the Board of Ralphs Grocery Company. He served as Chief Executive Officer of Ralphs Grocery Company from June 1995 until February 1996. From 1976 to 1995, Mr. Allumbaugh served as Chairman of the Board and Chief Executive Officer of Ralphs Grocery Company. Mr. Allumbaugh is a member of the Board of Directors of CKE Restaurants, Inc., Penn Traffic Co. and Ultramar Diamond Shamrock Inc.

   NAME, PRINCIPAL OCCUPATION
 AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR

DAVID A. ARLEDGE                                             Director since 2001
Business Consultant.
Age -- 56

Chairman -- Coastal Nominating Committee

Mr. Arledge has been a business consultant since January 2001. He is also non-executive Vice Chairman of the Board of Directors of El Paso. Mr. Arledge was Chairman, President and Chief Executive Officer of Coastal from July 1997 to January 2001. He also served as a director of Coastal from 1988 to January 2001. Mr. Arledge joined Coastal in 1980 and served in various executive positions prior to becoming President in 1994, and Chief Executive Officer in 1995.

JOHN M. BISSELL                                              Director since 2001
Chairman of the Board,
BISSELL Inc.,
Grand Rapids, Michigan -- Floor Care
  Appliance and Detergent Manufacturer.
Age -- 70

Member -- Compensation Committee
Member -- Coastal Nominating Committee

Mr. Bissell served as a director of Coastal from 1985 to January 2001. During the past five years, Mr. Bissell has been the Chairman of the Board of BISSELL Inc. He has served in various executive capacities at BISSELL Inc. since 1966.

JUAN CARLOS BRANIFF                                          Director since 1997
Vice Chairman,
Grupo Financiero BBVA Bancomer,
Mexico City, Mexico -- Commercial Banking Institution.
Age -- 43

Member -- Audit Committee
Member -- El Paso Nominating Committee

Mr. Braniff has served as Vice Chairman of Grupo Financiero BBVA Bancomer since October 1999. He served as Deputy Chief Executive Officer of Retail Banking from September 1994 to October 1999. He served as Executive Vice President of Capital Investments and Mortgage Banking from December 1991 to September 1994. Mr. Braniff is currently a member of the Board of Directors of Valores Industrales, S.A. -- Fomento Economico Mexicano, S.A. de C.V., Coca Cola FEMSA, S.A. de C.V. and Grupo Financiero BBVA Bancomer.

   NAME, PRINCIPAL OCCUPATION
 AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR

JAMES F. GIBBONS, PH.D.                                      Director since 1994
Professor, Electrical Engineering,
Stanford University,
Stanford, California -- Higher Education.
Age -- 69

Member -- Compensation Committee
Member -- El Paso Nominating Committee

Dr. Gibbons has been on the faculty of Stanford University since 1957 and was Dean of the School of Engineering from September 1984 until June 1996. Currently, he is Professor of Electrical Engineering and special counsel to the President for Industry Relations at Stanford University. He is a member of the Board of Directors of Cisco Systems, Inc. and Lockheed Martin Corporation.

ANTHONY W. HALL, JR.                                         Director since 2001
City Attorney,
City of Houston, Texas.
Age -- 56

Member -- Governance Committee
Member -- Coastal Nominating Committee

Mr. Hall served as a director of Coastal from August 1999 until January 2001. Mr. Hall has been City Attorney of the City of Houston since March 1998 and prior to that was a partner in the Houston law firm of Jackson Walker, LLP.

RONALD L. KUEHN, JR.                                         Director since 1999
Business Consultant.
Age -- 66

Chairman -- Governance Committee
Member -- Audit Committee
Member -- El Paso Nominating Committee

Mr. Kuehn has been a business consultant since January 2001. He served as non-executive Chairman of the Board of El Paso from October 25, 1999 to December 31, 2000. Mr. Kuehn served as President and Chief Executive Officer of Sonat Inc. from June 1984 until his retirement on October 25, 1999. He was Chairman of the Board of Sonat Inc. from April 1986 until his retirement. He is a director of AmSouth Bancorporation, Praxair, Inc., The Dunn & Bradstreet Corporation and Transocean Sedco FOREX Inc.

J. CARLETON MACNEIL, JR.                                     Director since 2001
Securities Consultant.
Age -- 66

Member -- Audit Committee
Member -- Coastal Nominating Committee

Mr. MacNeil served as a director of Coastal from 1997 until January 2001. During the past five years, Mr. MacNeil's occupation has been securities brokerage and investments.

   NAME, PRINCIPAL OCCUPATION
 AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR

THOMAS R. MCDADE                                             Director since 2001
Senior Partner,
McDade Fogler Maines, L.L.P.
Houston, Texas -- Law Firm.
Age -- 68

Member -- Governance Committee
Member -- Coastal Nominating Committee

Mr. McDade served as a director of Coastal from 1993 until January 2001. During the past five years, Mr. McDade has been the Senior Partner at the law firm of McDade Fogler Maines, L.L.P.

MALCOLM WALLOP                                               Director since 1995
Chairman,
Western Strategy Group,
Arlington, Virginia -- Political Foundation.
President,
Frontiers of Freedom Foundation,
Arlington, Virginia -- Political Foundation.
Age -- 68

Chairman -- Audit Committee
Member -- El Paso Nominating Committee

Mr. Wallop became Chairman of Western Strategy Group in January 1999, and has been President of Frontiers of Freedom Foundation since January 1996. For eighteen years prior to that date, Mr. Wallop was a member of the United States Senate. He is a member of the Board of Directors of Hubbell Inc., Sheridan State Bank and El Paso Energy Partners Company, the general partner of El Paso Energy Partners, L.P.

WILLIAM A. WISE                                              Director since 1984
Chairman of the Board,
  President and Chief Executive Officer,
El Paso Corporation,
Houston, Texas -- Diversified Energy Company.
Age -- 55

Chairman -- El Paso Nominating Committee

Mr. Wise has been Chief Executive Officer of El Paso since January 1990. Mr. Wise has been President of El Paso from January 1990 to April 1996 and from July 1998 to present. He has been Chairman of the Board of El Paso from January 2001 to present and also served in this position from January 1994 to October 1999. Mr. Wise served as President and Chief Operating Officer of El Paso from April 1989 to December 1989. From March 1987 to April 1989, Mr. Wise was an Executive Vice President of El Paso. From January 1984 to February 1987, he was a Senior Vice President of El Paso. He is a member of the Board of Directors of Battle Mountain Gold Company and is Chairman of the Board of El Paso Tennessee Pipeline Co. and El Paso Energy Partners Company, the general partner of El Paso Energy Partners, L.P.

   NAME, PRINCIPAL OCCUPATION
 AND OTHER SELECTED INFORMATION
CONCERNING NOMINEES FOR DIRECTOR

JOE B. WYATT                                                 Director since 1999
Chancellor Emeritus,
Vanderbilt University,
Nashville, Tennessee -- Higher Education.
Age -- 65

Member -- Compensation Committee
Member -- El Paso Nominating Committee

Mr. Wyatt has been Chancellor Emeritus of Vanderbilt University since August 2000. For more than five years prior to that date, he served as Chancellor, Chief Executive Officer and Trustee of Vanderbilt University. From 1994 until October 1999, Mr. Wyatt was a director of Sonat Inc. He is a director of Ingram Micro, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of common stock by each director, our Chief Executive Officer, four of the most highly compensated executive officers and our directors and executive officers as a group, all as of February 28, 2001. We do not know of any person or entity that beneficially owns more than 5% of the outstanding shares of common stock of El Paso. No family relationship exists between any of the directors or executive officers of El Paso.

                          NAME OF             BENEFICIAL OWNERSHIP      STOCK                     PERCENT
TITLE OF CLASS        BENEFICIAL OWNER       (EXCLUDING OPTIONS)(1)   OPTIONS(6)       TOTAL      OF CLASS
--------------        ----------------       ----------------------   ----------     ----------   --------
Common Stock     B. Allumbaugh.............           32,556             22,000          54,556        *
Common Stock     D. A. Arledge.............          434,509              3,000         437,509        *
Common Stock     J.M. Bissell..............           15,441              3,000          18,441        *
Common Stock     J.C. Braniff..............            6,569(2)          12,000          18,569        *
Common Stock     J.F. Gibbons..............           22,551             20,000          42,551        *
Common Stock     A.W. Hall, Jr. ...........            4,207              3,000           7,207        *
Common Stock     R.L. Kuehn, Jr. ..........          251,710(3)         684,900         936,610        *
Common Stock     J.C. MacNeil, Jr. ........            6,956              3,000           9,956        *
Common Stock     T.R. McDade...............            9,257              3,000          12,257        *
Common Stock     M. Wallop.................           14,507             12,000          26,507        *
Common Stock     W.A. Wise.................        2,127,523(4)       1,504,667(5)    3,632,190        *
Common Stock     J.B. Wyatt................            7,783              5,000          12,783        *
Common Stock     R. Eads...................          156,408            130,000         286,408        *
Common Stock     H.B. Austin...............          384,893            231,927         616,820        *
Common Stock     J.W. Somerhalder II.......          387,536            205,717         593,253        *
Common Stock     B. White Jr. .............          379,769            220,717         600,486        *
Common Stock     Directors and executive
                 officers as a group (26
                 persons total, including
                 those individuals listed
                 above)....................        6,324,396          4,054,397      10,378,793   2.024%

---------------

 *  Less than 1%

(1) The individuals named in the table have sole voting and investment power with respect to shares of El Paso common stock beneficially owned, except that each of Messrs. Allumbaugh, Gibbons, Wise, Austin and White shares with one or more other individuals voting and investment power with respect to 4,734, 2,000, 11,694, 318 and 2,000 shares of common stock, respectively. This column also includes shares of common stock held in the El Paso Benefits Protection Trust (as of December 31, 2000) as a result of deferral elections made in accordance with El Paso benefit plans. These individuals share voting power with the trustee under that plan and receive dividends on such shares, but do not have the power to dispose of, or direct the disposition of, such shares until such shares are distributed. In addition, some shares of common stock reflected in this column for certain individuals are subject to certain restrictions.

(2) Mr. Braniff's beneficial ownership excludes 3,500 shares of El Paso common stock owned by his wife, of which Mr. Braniff disclaims any beneficial ownership.

(3) Mr. Kuehn's beneficial ownership excludes 18,500 shares of El Paso common stock owned by his wife, 20 shares owned by his children, and 3,200 shares held in trust for his children, of which Mr. Kuehn disclaims any beneficial ownership.

(4) Mr. Wise's beneficial ownership excludes 400 shares of El Paso common stock owned by his children under the Uniform Gifts to Minors Act, of which Mr. Wise disclaims any beneficial ownership.

(5) Includes 98,000 stock options held in the William & Marie Wise Family Ltd. Partnership.

(6) The Directors and executive officers have the right to acquire the shares of common stock reflected in this column within 60 days of February 28, 2001, through the exercise of stock options.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following tables and narrative text discusses the compensation awarded to, earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers in 2000, 1999 and 1998. They were compensated for their services provided in all capacities to El Paso and its subsidiaries. The table also identifies the principal capacity in which each of the executives named in this proxy statement served El Paso at the end of fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                   ---------------------------------------   ----------------------------------------
                                                                                     AWARDS               PAYOUTS
                                                                             -----------------------   --------------
                                                                 OTHER       RESTRICTED   SECURITIES     LONG-TERM
                                                                 ANNUAL        STOCK      UNDERLYING   INCENTIVE PLAN    ALL OTHER
    NAME AND PRINCIPAL               SALARY        BONUS      COMPENSATION     AWARDS      OPTIONS        PAYOUTS       COMPENSATION
         POSITION           YEAR      ($)          ($)(2)        ($)(3)        ($)(4)        (#)           ($)(5)          ($)(6)
    ------------------      ----   ----------    ----------   ------------   ----------   ----------   --------------   ------------
William A. Wise             2000   $1,108,338    $2,730,000     $191,142     $2,729,940          --              --      $7,215,408
  Chairman                  1999   $  275,001(1) $3,800,000     $139,006     $2,199,966     500,000     $29,254,410      $  148,368
  President & CEO           1998           --    $1,600,000     $152,939     $1,599,985      98,000              --      $  105,227
Ralph Eads                  2000   $  503,129    $  920,000     $  2,762     $  919,907          --              --      $4,002,214
  Executive Vice            1999   $  250,000(7) $  375,000     $  1,108     $3,449,980     650,000              --      $1,504,055
  President                 1998          N/A           N/A          N/A            N/A         N/A             N/A             N/A
H. Brent Austin             2000   $  454,167    $  880,000           --     $  879,887          --              --      $1,808,331
  Executive Vice President  1999   $  386,253    $1,113,000           --     $  674,994     125,000     $ 5,531,256      $   42,628
  & Chief Financial
    Officer                 1998   $  305,417    $  438,000     $    201     $  437,972      26,250              --      $   32,410
John W. Somerhalder II      2000   $  454,167    $  880,000     $    455     $  879,887          --              --      $1,805,260
  Executive Vice            1999   $  360,000    $1,071,000     $    643     $  674,994     125,000     $ 5,495,006      $   36,985
  President                 1998   $  302,500    $  396,000     $    575     $  395,987      26,250              --      $   30,335
Britton White Jr.           2000   $  404,175    $  750,000           --     $  749,992          --              --      $1,817,614
  Executive Vice President  1999   $  347,502    $  956,000           --     $  559,999     125,000     $ 5,458,756      $   53,202
  & General Counsel         1998   $  279,584    $  396,000     $    284     $  395,987      26,250              --      $   32,774

---------------

(1) The Compensation Committee determined that Mr. Wise's base salary, which was eliminated in 1996, be reinstated in 1999 in connection with El Paso's merger with Sonat Inc. The amount reflected is for a partial year.

(2) Under El Paso's current incentive compensation plans, executives are required to receive a substantial part of their annual bonus in restricted El Paso common stock. The amounts reflected in this column represent a combination of the current fair market value of the restricted common stock and cash awarded under the applicable El Paso incentive compensation plan. Dividends are paid directly to the holders of the restricted common stock during the four-year vesting schedule.

(3) The amount reflected for Mr. Wise in fiscal year 2000 includes, among other things, $90,000 for a perquisite and benefit allowance and $56,734 in value attributed to use of El Paso's aircraft. The amount reflected for Mr. Wise in fiscal year 1999 includes, among other things, $90,000 for a perquisite and benefit allowance. The amount reflected for Mr. Wise in fiscal year 1998 includes, among other things, $90,000 for a perquisite and benefit allowance and $36,088 in value attributed to use of El Paso's aircraft. The total value of the perquisites and other personal benefits received by the other executives named in this proxy statement in fiscal years 2000, 1999 and 1998 are not included in this column since they were below the Securities and Exchange Commission's reporting threshold.

(4) El Paso's incentive compensation plans provide for and encourage participants to elect to take the cash portion of their annual bonus award in shares of restricted common stock. The amounts reflected in this column include the market value of restricted common stock on the date of grant. The total number of shares and value of restricted common stock (including the amount in this column) held on December 31, 2000, is as follows: Mr. Wise 269,262 and $19,287,237; Mr. Eads 93,296 and $6,682,792;

    Mr. Austin 66,592 and $4,769,985; Mr. Somerhalder 66,592 and $4,769,985; and
    Mr. White 60,358 and $4,323,444, respectively. Most of these shares of El Paso's restricted common stock are subject to a time-vesting schedule of four years from the date of grant and a performance-vesting schedule. If the required El Paso performance targets are not met within the four-year time period, all unvested shares are forfeited. Any dividends awarded on the restricted common stock are paid directly to the holder of the El Paso common stock. These values can be realized only if the executives named in this proxy statement remain employees of El Paso for the four years and the performance goals regarding stockholder value are reached. The amount reflected in 1999 for Mr. Eads is the value of restricted stock granted in connection with his initial employment with El Paso.

(5) No long-term incentive payments were made in fiscal years 2000 and 1998. The amounts in this column for fiscal year 1999 represent the market value of common stock and/or cash payout of performance units for the four-year cycle ended on December 31, 1998, and the automatic cash payment of 25% of the performance units outstanding as a result of the change in control transaction with Sonat Inc.

(6) The compensation reflected in this column for fiscal year 2000 includes El Paso's contributions to the El Paso Retirement Savings Plan and Supplemental Benefits Plan along with the above-market interest earned on deferred compensation. Specifically, these amounts for fiscal year 2000 were $7,650, $141,224 and $66,534 for Mr. Wise; $0, $30,178, and $47,036 for Mr. Eads;
    $7,650, $43,162 and $7,519 for Mr. Austin; $7,650, $43,162 and $4,448 for
    Mr. Somerhalder; and $7,650, $35,738 and $24,226 for Mr. White, respectively. In addition, the amounts include a special retention payment earned by or made to each executive for (1) ensuring that the merger and integration of the El Paso and Sonat Inc. organizations were successful, and
    (2) completing the successful merger of the El Paso and Coastal organizations. The total amount of such retention payments were $7,000,000 for Mr. Wise; $3,925,000 for Mr. Eads; $1,750,000 for Mr. Austin; $1,750,000
    for Mr. Somerhalder; and $1,750,000 for Mr. White. The amount reflected for Mr. Eads in 2000 also includes a one-time $2,000,000 credit made to his account in the El Paso Deferred Compensation Plan as part of his initial employment with El Paso, and the amount in 1999 includes a one-time sign-on payment in the amount of $1,500,000.

(7) Mr. Eads joined El Paso in 1999. Therefore, no compensation is shown for 1998 and the amount reflected for 1999 is for a partial year.

STOCK OPTION GRANTS

     No stock options or stock appreciation rights were granted to the executive officers named in this proxy statement during fiscal year 2000.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth information concerning option stock appreciation rights exercises and the fiscal year-end values of the unexercised stock options, provided on an aggregate basis, for each of the named executives.

                    AGGREGATED OPTION/SAR EXERCISES IN 2000
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                 SHARES                         OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
                               ACQUIRED ON      VALUE              YEAR-END(#)             AT FISCAL YEAR-END($)(2)
                                EXERCISE       REALIZED    ----------------------------   ---------------------------
NAME                               (#)          ($)(1)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------    ----------   -----------    -------------   -----------   -------------
William A. Wise..............    101,356(3)   $4,060,547    1,504,667(4)     333,333      $80,802,114    $10,208,323
Ralph Eads...................          0      $        0      130,000        520,000      $ 7,702,278    $15,925,000
H. Brent Austin..............     19,000      $  997,500      231,927         83,333      $ 6,324,933    $ 2,552,073
John W. Somerhalder II.......     28,666(5)   $1,311,075      205,717         83,333      $ 4,755,744    $ 2,552,073
Britton White Jr. ...........          0      $        0      220,717         83,333      $ 5,615,900    $ 2,552,073

---------------

(1) The figures presented in this column have been calculated based upon the difference between the fair market value of the securities underlying each stock option/SAR on the date of exercise and its exercise price.

(2) The figures presented in these columns have been calculated based upon the difference between $72.75, the fair market value of the common stock on December 31, 2000, for each in-the-money stock option/ SAR, and its exercise price. No cash is realized until the shares received upon exercise of an option are sold. No SARs were outstanding on December 31, 2000.

(3) These stock options and SARs were exercised because they were about to expire.

(4) Includes 98,000 stock options held by the William & Marie Wise Family Ltd. Partnership.

(5) Includes 6,000 stock options exercised by a former spouse pursuant to a qualified domestic relations order.

PENSION PLAN

     Effective January 1, 1997, El Paso amended its pension plan to provide pension benefits under a cash balance plan formula that defines participant benefits in terms of a hypothetical account balance. Prior to adopting a cash balance plan, El Paso provided pension benefits under a plan ("Prior Plan") that defined monthly benefits based on final average earnings and years of service. Under the cash balance plan, an initial account balance was established for each El Paso employee who was a participant in the Prior Plan on December 31, 1996. The initial account balance was equal to the present value of Prior Plan benefits as of December 31, 1996. At the end of each calendar quarter participant account balances are increased by an interest credit based on 5-Year Treasury bond yields, plus a pay credit equal to a percentage of salary and bonus. The pay credit percentage is based on the sum of age plus service at the end of the prior calendar year according the following schedule:

AGE PLUS SERVICE                                    PAY CREDIT PERCENTAGE
----------------                                    ---------------------
Less than 35....................................              4%
35 to 49........................................              5%
50 to 64........................................              6%
65 and over.....................................              7%

     Under El Paso's pension plan and applicable Internal Revenue Code provisions, compensation in excess of $170,000 cannot be taken into account and the maximum payable benefit in 2000 was $135,000. Any excess benefits otherwise accruing under El Paso's pension plan are payable under El Paso's Supplemental Benefits Plan.

     Participants with an initial account balance on January 1, 1997 (including each of the named executives, except Mr. Eads because he joined the Company in
1999) continue to accrue pension benefits under the Prior Plan formula through the end of 2001. Mr. White's Prior Plan benefit was calculated pursuant to his employment agreement, which is described on page 22 of this proxy statement. Upon retirement, the pension benefit equals the greater of the cash balance formula benefit or the Prior Plan benefit.

     Estimated annual benefits payable from the pension plan and Supplemental Benefits Plan upon retirement at the normal retirement age for each named executive is reflected below (based on assumptions that each named executive receives base salary shown in the Summary Compensation Table with no pay increases, receives maximum annual bonuses and cash balances are credited with interest at a rate of 3% per annum):

NAMED EXECUTIVE                                  ESTIMATED ANNUAL BENEFITS
---------------                                  -------------------------
William A. Wise...............................          $1,458,940
Ralph Eads....................................          $  335,832
H. Brent Austin...............................          $  322,026
John W. Somerhalder II........................          $  378,696
Britton White Jr. ............................          $  261,850

                               PERFORMANCE GRAPHS

     El Paso has made previous filings and may make future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this proxy statement, in whole or in part. The graphs on the following page, the Audit Committee Report and the Compensation Committee Report on Executive Compensation do not constitute soliciting materials and are not considered filed or incorporated by reference into any other El Paso filing or filing of its subsidiaries or affiliates under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

     The graphs on the following page reflect the changes in the value of $100 invested since December 31, 1995 and March 12, 1992 (the date on which El Paso's common stock was initially offered to the public) as invested in El Paso's common stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Natural Gas Index.

    COMPARISON OF ANNUAL CUMULATIVE TOTAL VALUES FROM 1995-2000 FOR EL PASO,
             THE S&P 500 STOCK INDEX AND THE S&P NATURAL GAS INDEX

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                        12/95     12/96     12/97     12/98     12/99     12/00
--------------------------------------------------------------------------------
 El Paso               $100.00   $181.6    $245.0    $262.2    $298.7    $560.2
 S&P 500 Stock Index   $100.00   $123.0    $164.0    $210.8    $255.2    $232.0
 S&P Natural Gas
  Index                $100.00   $132.9    $156.8    $172.1    $204.8    $359.4

    COMPARISON OF ANNUAL CUMULATIVE TOTAL VALUES FROM 1992-2000 FOR EL PASO,
             THE S&P 500 STOCK INDEX AND THE S&P NATURAL GAS INDEX

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------------------
                       3/12/92    12/92     12/93     12/94     12/95     12/96     12/97     12/98     12/99     12/00
------------------------------------------------------------------------------------------------------------------------
 El Paso               $100.0    $167.6    $200.4    $176.1    $173.9    $315.6    $426.0    $455.8    $519.4    $974.0
 S&P 500 Stock Index   $100.0    $108.3    $119.2    $120.7    $166.1    $204.3    $272.4    $350.3    $424.0    $385.4
 S&P Natural Gas
   Index               $100.0    $122.6    $145.6    $138.9    $196.4    $261.0    $308.0    $337.9    $402.3    $706.0

     The annual values of each investment are based on the share price appreciation and assume cash dividend reinvestment. The calculations exclude any applicable brokerage commissions and taxes. Cumulative total stockholder return from each investment can be calculated from the annual values given above.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     El Paso's executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee currently consists of Messrs. Allumbaugh, Bissell, Gibbons and Wyatt. Mr. Bissell became a member of the Compensation Committee on January 29, 2001, when the Coastal transaction closed. Accordingly, he was not a member of the Compensation Committee during fiscal year 2000, and did not participate in the Compensation Committee actions described in this Report. The Compensation Committee has neither interlocks nor insider participation.

POLICIES AND MISSION

     The Compensation Committee has determined that the compensation program of executive officers should not only be adequate to attract, motivate and retain competent executive personnel, but should also be directly and materially related to the short-term and long-term objectives and operating performance of El Paso. To achieve these ends, executive compensation (including base salary, year-end bonus, restricted stock awards, stock option grants and other long-term incentive awards) is, to a significant extent, dependent upon El Paso's financial performance and the return on its common stock. However, to ensure that El Paso is strategically and competitively positioned for the future, the Compensation Committee also has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, implementing capital improvements, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives.

     In order to determine appropriate levels of executive compensation, the Compensation Committee periodically conducts a thorough competitive evaluation, reviews proprietary and proxy information, and consults with and receives advice from an independent compensation consulting firm. The Compensation Committee also considers relevant industry and market changes when evaluating El Paso's performance as well as each individual executive's performance. The independent consulting firm provides data and information that compares El Paso with a peer group of companies for evaluation purposes. The peer group consists of a majority of the companies included in the S&P Natural Gas Index (reflected in the Performance Graphs found on page 16 of this proxy statement) along with certain additional companies which the consulting firm and the Compensation Committee believe represent El Paso's most direct competition for executive talent.

     During 2000, the Compensation Committee requested an independent compensation consulting firm to conduct an analysis of El Paso's executive compensation and benefit plans, including a survey and comparative analysis of compensation plans of other companies of similar size, post-merger with The Coastal Corporation, engaged in similar businesses. The Compensation Committee believed such an analysis and reevaluation were timely and necessary in light of the substantial increase in the size of the organization and substantially broader business scope and focus of El Paso following the combination with Coastal. After the study was completed, the Compensation Committee met with the compensation consulting firm to review its conclusions and consider its recommendations for appropriate changes. In a session with the consultant, the Compensation Committee reviewed not only the compensation levels and components of the total compensation package for the CEO and other named executives vis-a-vis similar positions in comparable companies, but also reevaluated the compensation philosophy and plans described herein to confirm that they remain consistent with, and continue to contribute to the accomplishment of, the overall business objectives of El Paso.

     A primary mission of the Compensation Committee is to ensure that each executive officer's compensation is directly related to the performance of El Paso and its common stock, and the performance of the individual executive officer. Toward that end, the Compensation Committee has established an executive compensation program with a strong performance-based orientation. In particular, the Compensation Committee has determined, in consultation with the independent consulting firm, that the value of long-term incentive awards for executive officers, including the CEO, should be targeted in the top one-half of the peer group. These long-term incentive awards should tie directly to the performance of the common stock and consist of approximately 50% in stock options and 50% in performance units. With respect to cash compensation, the base salary of executive officers is targeted at or near the 50th percentile of the peer group

(described above). Total cash compensation under El Paso's current plans can reach approximately the 90th percentile of such peer group with the year-end incentive bonuses. In addition, the Compensation Committee, in consultation with the independent consulting firm, determined that certain retention programs were necessary to ensure that the CEO and other named executives remained with El Paso during the critical integration and merger process with both the Sonat Inc. and The Coastal Corporation organizations.

     As a result of the analysis and reevaluation process described above, the Compensation Committee determined that potential year-end bonuses should range, depending upon El Paso and individual performance, from 0% to 210% of base salary for the CEO, from 0% to 160% for Messrs. Eads, Austin and Somerhalder and from 0% to 150% for Mr. White. Based on objectives established each year, the Compensation Committee determines the specific percentage bonus to be awarded to each recipient based upon both El Paso's and the individual executive's performance. During 2000, the Compensation Committee determined it was in the best interests of El Paso and its stockholders to amend and restate Mr. Wise's employment agreement in an effort to secure his employment for several more years. This amendment and restatement occurred in February 2001 and is described on page 21 of this proxy statement, and does not affect the amount of his compensation. Mr. Wise's compensation and benefits are determined under El Paso plans and programs in effect from time to time in accordance with the policies described above. Except for Mr. Eads, whose employment arrangement is described on page 22 of this proxy statement, none of the other named executives received compensation in fiscal year 2000 that was governed or affected by employment agreements.

     Section 162(m) of the IRC ("Section 162(m)") was enacted in 1993 and generally affects El Paso's federal income tax deduction for compensation paid to El Paso's CEO and four other highest paid executive officers. To the extent compensation is "performance-based" within the meaning of Section 162(m), the Section's limitations will not apply. Since that time, the Board of Directors has adopted, and the stockholders have approved, certain El Paso compensation plans which have been structured to qualify as performance-based compensation under Section 162(m). In addition to requiring and encouraging stock ownership by El Paso executives, these plans are designed to allow the Compensation Committee to provide appropriate compensation when certain performance goals have been achieved. While the Compensation Committee strives the make awards under El Paso plans that are intended to qualify as performance-based compensation under Section 162(m), it is possible under certain circumstances that some portion of the compensation paid to El Paso's CEO and other executive officers will not meet the standards of deductibility under Section 162(m). The Compensation Committee reserves the right to award compensation which does not qualify as performance-based under Section 162(m) if it determines that such awards are necessary to provide a competitive compensation package to attract and retain qualified executive talent.

EL PASO PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee reviewed El Paso's 2000 financial goals (consisting of earnings before interest and taxes, earnings per share, after tax return on common equity, cash flow and operating and maintenance cost objectives) and El Paso's 2000 non-financial goals consisting of completing the Sonat Inc. post-merger reengineering plan; achieving certain progress in the regulatory segment (primarily to achieve substantial progress in the continued recontracting effort of Tennessee Gas Pipeline Company capacity, remarketing of turned back capacity on El Paso Natural Gas Company, and resolving Southern Natural Gas Company's pending rate case); utilizing El Paso Energy Partners as infrastructure growth for the mid-stream business; continuing to reduce risk profile in exploration and production segment; implementing successfully the off-balance sheet financing through Project Electron; completing the sell-down of certain international assets; and operating matters (primarily, continued enhancement of El Paso's safety program), and this Committee hereby certifies that El Paso has attained the necessary performance goals for the 2000 performance period to make incentive awards under El Paso's 1999 Omnibus Incentive Compensation Plan. Although the attainment of all performance targets is not required, all such performance targets are evaluated to determine the maximum incentive award opportunity in a given year and what incentive awards are actually made. The Compensation Committee does not assign relative weights to each of the factors and criteria used in determining executive compensation. Moreover, any publication of sensitive and proprietary quantifiable targets and other specific goals for both El Paso and the CEO which are established and applied each year could adversely affect El Paso.

     The Compensation Committee, consistent with its policies and mission, applied the information and performance factors for 2000 to determine the appropriate compensation for Mr. Wise and other executive officers. Mr. Wise's accomplishments during 2000 resulted in a successful year that presented a variety of challenges, including the completion of the post-Sonat merger reengineering, the closing or significant progress toward closing of strategic acquisitions such as The Coastal Corporation, PG&E's Texas mid-stream operations, Crystal Gas Storage, Inc., the establishment of a telecommunications strategy, the development of several strategic international projects, the completion of the Merchant Energy restructuring and implementation of Project Electron, and the continued recontracting efforts on the pipelines. In 2000, Mr. Wise displayed exceptional foresight and responsiveness to rapidly changing industry-wide and general economic conditions by continuing to leverage El Paso's expertise and assets through a carefully planned strategic growth program, which is demonstrated by the many strategic acquisitions, including The Coastal Corporation. These achievements, along with his implementation of innovative marketing strategies for excess pipeline capacity, and continued operating efficiencies, have resulted in a successful year for El Paso and its stockholders. Having reviewed the contribution that Mr. Wise made to El Paso's performance in 2000, the Compensation Committee believes that he continues to demonstrate the motivational, planning and leadership qualities that the executive compensation program was designed to foster and reward.

     In recognition of Mr. Wise's overall performance and his responsibility for El Paso's successes during 2000, the Compensation Committee determined that he should receive the highest rating, and awarded him the maximum incentive bonus available under the incentive award opportunity discussed above (210% of base salary). The Compensation Committee, in consultation with the independent consulting firm, adjusted the Mr. Wise's base salary to $1,300,000 to remain competitive for executive talent. As a result of the implementation of the retention programs discussed above, the Compensation Committee awarded retention eligibility, subject to successful completion of certain merger-related objectives. The retention payment for the Sonat transaction and one-half of the retention payment related to the Coastal transaction have been made to Mr. Wise and are reflected on the Summary Compensation Table. The remaining one-half retention payment related to the Coastal transaction is dependent upon Mr. Wise's continued employment and the successful combination and integration of the El Paso and Coastal organizations.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

     The Compensation Committee, in consultation with the independent consulting firm, applied the information and performance factors outlined above in reviewing and approving the compensation of El Paso's other executive officers. This process resulted in a determination that, based upon individual performance and their significant individual contributions to overall El Paso performance during the fiscal year 2000, each of the other four named executive officers should be awarded the maximum incentive bonus available under the incentive award opportunity discussed above (150% or 160% of base salary, as applicable). Retention awards were also granted to the other named executives for remaining with El Paso and being essential to the successful integration of the Sonat and Coastal organizations. The retention payment for the Sonat transaction and one-half of the retention payment related to the Coastal transaction have been made and are reflected on the Summary Compensation Table. The remaining one-half retention payment related to the Coastal transaction is dependent upon each of the other executive's continued employment and the successful combination and integration of the El Paso and Coastal organizations. Base salaries were adjusted for the other named executive officers, determined in consultation with the independent consulting firm, to remain competitive for executive talent, and in consideration of the increased job responsibilities associated with the Coastal transaction.

           THE 2000 COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
            (Members who are currently on the Compensation Committee
                    and served in that capacity during 2000)

Byron Allumbaugh  James F. Gibbons  Joe B. Wyatt
   (Chairman)         (Member)        (Member)

                             AUDIT COMMITTEE REPORT

     All members of the Audit Committee are independent, as that term is defined in the New York Stock Exchange rules. Each member of the Audit Committee is also financially literate, as that qualification is interpreted by El Paso's Board of Directors in its business judgment. The Audit Committee currently consists of Messrs. Wallop, Braniff, Kuehn and MacNeil. Messrs. Kuehn and MacNeil became members of the Audit Committee on January 29, 2001, when the Coastal transaction closed. Accordingly, they were not members of the Audit Committee during fiscal year 2000.

POLICIES AND MISSION

     The Audit Committee recommends the independent certified public accountants for Board of Director approval, engages in a discussion with the independent accountants regarding the objectivity and independence of the accountants, reviews the adequacy of the Audit Committee Charter, reviews certain of El Paso's Securities and Exchange Commission filings, reviews significant financial reporting issues with the El Paso controller, reviews risk management and internal audit procedures with the head of El Paso's internal audit, and engages in any necessary private sessions with El Paso's internal audit and independent accountants.

AUDIT COMMITTEE STATEMENT

     The Audit Committee, consistent with its policies and mission, has adopted a charter, which is included as Exhibit A to this proxy statement. The Audit Committee has reviewed and discussed the audited financial statements with El Paso management; discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented; received a written disclosure letter from El Paso's independent certified public accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with the independent certified public accountants the independent accountant's independence; and based on the preceding review and discussions contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in El Paso's Annual Report on Form 10-K for the 2000 fiscal year for filing with the Securities and Exchange Commission.

        CURRENT MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Malcolm Wallop  Juan Carlos Braniff  Ronald L. Kuehn, Jr.  J. Carleton MacNeil, Jr.
  (Chairman)         (Member)              (Member)                (Member)

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     El Paso entered into an employment agreement with Mr. Wise effective July 31, 1992. The Agreement was for an initial term of three years. It is automatically renewed at the end of every month which re-establishes a three year term on the first of each month unless either party notifies the other that the agreement will not be renewed. Compensation and benefits for Mr. Wise are determined under El Paso's benefit plans and programs in effect from time to time. If Mr. Wise's employment is terminated involuntarily, without cause, or is voluntarily terminated by Mr. Wise for "good reason" (as defined in the Key Executive Severance Protection Plan, which is discussed below), Mr. Wise will receive his salary, a bonus equal to 50% percent of the maximum bonus, but not less than 50% of his annual salary opportunity in effect at the time of termination, and benefits through the end of the current term of the employment agreement. If Mr. Wise's employment is terminated for any reason other than a "change in control" which is defined in the Key Executive Severance Protection Plan, his salary, bonus or benefits (with the exception of the defined benefit pension plan payments) will be reduced by comparable compensation received by new employment. If Mr. Wise's employment is terminated because of death, involuntary termination for cause or is voluntarily terminated by Mr. Wise other than for "good reason," Mr. Wise's right to receive his salary shall terminate on the date of termination of his employment and his right to receive benefits will be determined according to the terms of El Paso's applicable plans. In March 1999, subject to certain conditions, Mr. Wise waived his right to terminate his employment for "good reason" by reason of no longer serving as the Chairman of the Board of El Paso following the merger with Sonat. Mr. Wise's employment agreement also provides that Mr. Wise is entitled to pension benefits under the terms of El Paso's Supplemental Benefits Plan, however, such pension benefits will be based on one additional year of "age" and "service" credit for each year of the term. Upon termination of his employment, this benefit will be funded through a trust. If Mr. Wise's employment is terminated prior to the end of the term, other than as a result of either a "change in control" of El Paso or his voluntary termination of the agreement for "good reason" pursuant to six months prior written notice to El Paso of such termination, Mr. Wise will be subject to a noncompetition provision through the end of the term. Any compensation and benefits received by Mr. Wise under the Key Executive Severance Protection Plan will offset obligations of a similar nature under Mr. Wise's employment agreement. In 1999, the Compensation Committee decided to reinstate Mr. Wise's base salary (which had been eliminated in 1996) in connection with El Paso's merger with Sonat. During 2000, the Compensation Committee determined that Mr. Wise's employment agreement should be amended and restated (dated February 1, 2001) to reflect previous amendments and to provide for an incentive to retain Mr. Wise as Chairman of El Paso until he reaches age 60 by granting him a one-fourth fractional interest in a mid-size corporate jet for a period of five years (and extended to ten years if certain El Paso stock price thresholds are achieved) after his retirement as Chairman, subject to certain initial ($3,000,000-$6,000,000) and annual (not to exceed $2,000,000) monetary limitations, as adjusted for the corporate jet fractional share market prices. El Paso will reimburse Mr. Wise for any taxes he may incur as a result of this arrangement. Any residual value of the aircraft at the end of the term shall belong to El Paso. During 1997, El Paso loaned Mr. Wise $1,564,000 for the purchase of his residence in Houston in connection with El Paso's relocation to Houston from El Paso, Texas. The loan and interest (at 6.8%) thereon is payable at the end of ten years, or at the time of Mr. Wise's retirement from El Paso, whichever is earlier. The loan is secured by Mr. Wise's Houston residence. In the event of a "change in control" (as defined in the Key Executive Severance Protection Plan) and if Mr. Wise meets all the requirements for a severance benefit under the Key Executive Severance Protection Plan, he will not be required to repay the loan and accrued interest and he may be entitled to a payment to cover any adverse tax consequences (as provided in the Key Executive Severance Protection Plan).

     As part of the Coastal transaction, El Paso entered into a professional services agreement with David A. Arledge, dated as of January 16, 2001. In addition to serving as non-executive Vice Chairman of El Paso's Board of Directors, Mr. Arledge will perform services as an independent contractor for El Paso from January 30, 2001 until July 31, 2001 under this agreement, unless the term is extended by both parties. Mr. Arledge will receive a fee of $70,000 per month for his services as an independent contractor, and he will be provided with office space, equipment and secretarial services and have access to company vehicles and aircraft as is reasonably required during the term of his agreement. Mr. Arledge will also receive a one-time cash payment of $1,066,000 as full settlement of the obligation to provide office space and staff support for former chairmen of Coastal as provided in Mr. Arledge's employment arrangements made with Coastal in April 1, 1999.

     As part of the merger with Sonat Inc., El Paso entered into a termination and consulting agreement with Ronald L. Kuehn, Jr., dated October 25, 1999. Under this Agreement, Mr. Kuehn served as the non-executive Chairman of El Paso's Board of Directors through December 31, 2000, and received a fee of $20,833 per month from October 25, 1999 through December 31, 2000. In addition, Mr. Kuehn received the perquisites that were available to him prior to the merger with Sonat Inc., as well as non-cash compensation available to other non-employee Directors. Starting on October 25, 1999, and for the remainder of his life, Mr. Kuehn will receive certain ancillary benefits made available to him prior to the merger with Sonat Inc., including the provision of office space and related services, and payment of life insurance premiums sufficient to provide a death benefit equal to four times his base pay as in effect immediately prior to October 25, 1999. Mr. Kuehn and his eligible dependents will also receive retiree medical coverage.

     El Paso entered into a letter agreement with Mr. Eads dated June 16, 1999. As part of this agreement, Mr. Eads is entitled to an annual base salary and a one-time cash sign-on bonus for 1999 and a one-time credit to the Deferred Compensation Plan for 2000, which are reflected on the Summary Compensation Table. In addition, Mr. Eads is entitled to a bonus, performance units, stock options and restricted common stock in amounts established by the Compensation Committee. Mr. Eads is also entitled to the normal and customary perquisite allowance and other benefits and privileges accorded to him in his status as a senior executive of El Paso. Mr. Eads' employment may be terminated at any time and at will by either him or El Paso.

     El Paso entered into a letter agreement with Mr. White dated February 22, 1991. As part of this agreement, Mr. White is entitled to additional years of credited service with respect to pension benefits which are payable under El Paso's Supplemental Benefits Plan if he remains employed with El Paso until the specified age set forth in the letter agreement.

BENEFIT PLANS

     Key Executive Severance Protection Plan. This plan provides severance benefits following a "change in control" of El Paso for certain officers of El Paso and its subsidiaries. The benefits of the plan include: (1) an amount equal to three times the participant's annual salary, including maximum bonus amounts as specified in the plan; (2) continuation of life and health insurance for an 18-month period following termination; (3) supplemental pension calculated by adding three years of additional credited pension service; (4) certain additional payments to the terminated employee if the payments made under the plan are subject to a specified adverse excise tax; and (5) payment of legal fees and expenses incurred by the employee to enforce any rights or benefits under the plan. Benefits are also payable for any termination of employment for a participant in the plan within two years of the date of a change of control, except where termination is by reason of death, disability, for cause or instituted by the employee for other than good reason (as defined in the plan). A change in control has occurred if: (i) any person or entity becomes the beneficial owner of 20% or more of El Paso's common stock; (ii) any person or entity (other than El Paso) purchases the common stock by way of a tender or exchange offer; (iii) El Paso stockholders approve a merger or consolidation, sale or disposition or a plan of liquidation or dissolution of all or substantially all of El Paso's assets; or (iv) if over a two year period a majority of the members of the Board of Directors at the beginning of the period cease to be directors. A change in control has not occurred if El Paso is involved in a merger, consolidation or sale of assets in which the same stockholders of El Paso before the transaction own 80% of the outstanding common stock after the transaction is complete.

     1999 Omnibus Incentive Compensation Plan. This plan provides for the grant to officers and key employees of El Paso and its subsidiaries of stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock. The plan administrator will designate which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a change in control, as defined under the Key Executive Severance Protection Plan, occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; (3) designated amounts of performance units become fully vested; (4) all restrictions placed on awards of restricted common stock automatically lapse; and (5) the current year's maximum incentive award for each officer participating in the plan becomes fully payable within 30 days. This plan will be terminated, except with respect to outstanding awards, if the stockholders approve the 2001 Omnibus Incentive Compensation Plan pursuant to Proposal No. 2.

     1995 Incentive Compensation Plan. This plan provided that awards of cash and/or shares of restricted common stock could be granted to eligible officers of El Paso and its subsidiaries. Although this plan has been terminated with respect to new grants, certain shares of restricted common stock remain outstanding under it. If a "change of control" of El Paso occurs, all restrictions placed on restricted common stock lapse. For purposes of the plan, the term "change in control" has the same meaning given such term in the Key Executive Severance Protection Plan.

     1995 Omnibus Compensation Plan. This plan provided that stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock could be granted to officers and key employees of El Paso and its subsidiaries. Although this plan has been terminated with respect to any new grants, certain stock options remain outstanding under it. If a "change of control" of El Paso under this plan occurs, all outstanding stock options become fully exercisable. For purposes of this plan, the term "change of control" is defined in the Key Executive Severance Protection Plan.

     Omnibus Compensation Plan. This plan, which is the predecessor to El Paso's 1995 Omnibus Compensation Plan, provided for the grant of stock options, stock appreciation rights, limited stock appreciation rights, performance share units and restricted common stock to officers and key employees of El Paso and its subsidiaries. Although this plan has been terminated with respect to any new grants, certain stock options remain outstanding under it. Pursuant to the terms of the plan, if a "change in control" of El Paso occurs, all outstanding stock options become fully exercisable. For purposes of the plan, the term "change in control" has the same meaning given such term in the Key Executive Severance Protection Plan, except that the definition does not contain the exclusion dealing with mergers, consolidations or sales of assets of El Paso in connection with a corporate restructuring of El Paso.

     Strategic Stock Plan. This plan provides for the grant of stock options, stock appreciation rights, limited stock appreciation rights and shares of restricted common stock to officers and key employees of the Company and its subsidiaries primarily in connection with El Paso's strategic acquisitions. The Plan Administrator determines which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a change in control, as defined earlier under the Key Executive Severance Protection Plan, occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; and (3) all restrictions placed on awards of restricted common stock automatically lapse.

     Supplemental Benefits Plan. This plan provides for certain benefits to officers and key management employees of El Paso and its subsidiaries. The benefits include: (1) a credit equal to the amount that a participant did not receive under El Paso's Pension Plan because the Pension Plan does not consider deferred compensation (whether in deferred cash or deferred restricted common stock) for purposes of calculating benefits and eligible compensation is subject to certain Internal Revenue Code limitations; and (2) a credit equal to the amount of El Paso's matching contribution to El Paso's Retirement Savings Plan that cannot be made because of a participant's deferred compensation and Internal Revenue Code limitations. The plan may not be terminated so long as the Pension Plan and/or Retirement Savings Plan remain in effect. The management committee of this plan designates who may participate and also administers the plan. Benefits under El Paso's Supplemental Benefits Plan are paid upon termination of employment in a lump-sum payment, in annuity or in periodic installments. In the event of a change in control (as defined under the Key Executive Severance Protection Plan), the supplemental pension benefits become fully vested and nonforfeitable.

     Deferred Compensation Plan. This plan allows eligible executives and key management employees of El Paso and its subsidiaries to defer all or a portion of their base salaries and any other deferrals (including certain equity awards) made in accordance with certain of El Paso's compensation plans. The management committee of this plan designates the executives and key management employees who may participate. Amounts deferred are payable upon termination of employment in a lump-sum payment or in periodic installments, except that the management committee may, in its discretion, accelerate payments. Any amounts deferred shall be credited with interest, gains/losses based on investments or other indices specified by the management committee.

     Senior Executive Survivor Benefits Plan. This plan provides certain senior executives of El Paso and its subsidiaries, who are designated by the management committee of this plan with survivor benefit coverage in lieu of the coverage provided generally for employees under El Paso's group life insurance plan. The amount of benefits provided, on an after-tax basis, is two and one half times the executive's annual salary. Benefits are payable in installments over 30 months beginning within 31 days after the executive's death, except that the management committee may, in its discretion, accelerate payments.

     Domestic Relocation Plan. El Paso had a Domestic Relocation Plan, under which El Paso is obligated, upon the termination of employment of certain executives named in this proxy statement (as a result of death, retirement, or permanent disability) or in the event of a change in control, as defined earlier under the Key Executive Severance Protection Plan, to purchase their residences in Houston which they acquired during El Paso's relocation from El Paso to Houston in 1997.

     Non-Telecommunications Executive Investment Program. During 2001, Messrs. Wise, Eads, Austin, and Somerhalder invested $5,000,000, $1,500,000, $500,000, and $1,000,000, respectively, in shares of El Paso's telecommunications subsidiary ("subject shares"), El Paso Global Networks Company ("Global Networks"). Of such amount, El Paso loaned Messrs. Wise, Eads, Austin, and Somerhalder $4,000,000, $1,200,000, $400,000, and $800,000, respectively, to enable the executive to purchase the subject shares to provide initial capitalization for Global Networks. The executive (1) is investing on the same cost basis as El Paso, (2) will have certain preemptive rights when Global Networks issues additional shares, and (3) can sell the subject shares back to Global Networks, provided the subject shares are not listed on a national securities exchange, subject to certain liquidity events. The loan is payable at the end of five years, and accrued interest of 5.07% thereon is payable annually, or at the time of the executive's termination, whichever is earlier. The executive's initial investment and loan are collectively forty percent recourse to the executive.

PROPOSAL NO. 2 -- APPROVAL OF THE EL PASO CORPORATION 2001 OMNIBUS INCENTIVE COMPENSATION PLAN

     In 1999, El Paso adopted, and the stockholders approved, the 1999 Omnibus Incentive Compensation Plan (the "1999 Omnibus Plan"). Under the 1999 Omnibus Plan, equity awards qualify as "performance-based" compensation for purposes of
Section 162(m) of the Internal Revenue Code (the "Code") allowing a deduction by El Paso without regard to the deduction limit in Section 162(m). Since the 1999 Omnibus Plan was adopted, El Paso has made several significant and value-adding acquisitions (including Sonat Inc., PG&E's Texas mid-stream operations and The Coastal Corporation). These acquisitions have more than tripled the size of the number of eligible participants in the 1999 Omnibus Plan. As a result, the shares authorized under the 1999 Omnibus Plan have been depleted sooner than El Paso anticipated, and the increased size of El Paso has created the need to provide more competitive stock-based incentives for officers and key management employees.

     Accordingly, on January 24, 2001, the Board of Directors adopted the El Paso Corporation 2001 Omnibus Incentive Compensation Plan (the "2001 Omnibus Plan") and is seeking the approval of the 2001 Omnibus Plan by the stockholders of El Paso. If the 2001 Omnibus Plan is approved at this Annual Meeting, it will replace the 1999 Omnibus Plan, and the 1999 Omnibus Plan will be terminated except for any currently outstanding awards.

     AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL CONSTITUTE AN APPROVAL OF THIS PROPOSAL.

     The following is a general summary of the 2001 Omnibus Incentive Compensation Plan and is qualified in its entirety by the full text of the 2001 Omnibus Plan which is attached to this Proxy Statement as Exhibit B. Capitalized terms not defined herein shall have the same meanings ascribed to such terms in the plan document.

     Purposes. The purposes of the 2001 Omnibus Plan are (1) to promote the interests of El Paso and its stockholders by enabling El Paso to attract and retain officers and key management employees of El Paso, its subsidiaries or affiliates, (2) to provide recognition to such individuals for their contribution to the success of El Paso, (3) to align the interests and efforts of El Paso's officers and key management employees to the long-term interests of the stockholders, and (4) to provide a direct incentive to achieve El Paso's strategic and financial goals.

     Administration. The 2001 Omnibus Plan will be administered by the Management Committee, except for the purposes of making awards to persons that are considered Section 16 Insiders (as defined in the 2001 Omnibus Plan), which are administered by the Compensation Committee of the Board of Directors (collectively, the "Plan Administrator"). The Compensation Committee consists of non-employee directors and is designated by the Board of Directors. The Management Committee will consist of the CEO and such other senior officers as the CEO may designate. The Plan Administrator has full authority to construe and interpret the 2001 Omnibus Plan and to establish, amend, and rescind rules and regulations relating to the 2001 Omnibus Plan, and take any other action necessary for the administration of the 2001 Omnibus Plan.

     Participants. The Plan Administrator will designate the officers, including full-time salaried officers who are members of the Board of Directors, and key management employees (other than an employee who is a member of a unit covered by a collective bargaining agreement) of El Paso or its subsidiaries or affiliates who will participate in the 2001 Omnibus Plan. The Plan Administrator also will be able to grant awards to any person who, in the sole discretion of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the success of El Paso. As of March 1, 2001, approximately 500 employees were eligible to participate in the 2001 Omnibus Plan.

     Shares and Units Available for the 2001 Omnibus Plan. Subject to adjustment as provided in the 2001 Omnibus Plan (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of common stock that may be issued under the 2001 Omnibus Plan is 6,000,000 shares, which may be shares of original issuance, treasury shares or a combination thereof. The maximum number of PUs that may be granted under the 2001 Omnibus Plan is 500,000 units. The maximum number of shares of restricted stock that may be granted under the 2001 Omnibus Plan is

2,000,000 shares. The maximum number of shares of common stock that may be granted to any eligible participant in any one year may not exceed: (a) 1,000,000 shares in the case of options (and related SARs and LSARs), (b) 1,000,000 shares in the case of shares of restricted stock (whether or not such restricted stock is Performance-Based Restricted Stock (defined below)) or shares issued in satisfaction of performance units ("PUs"), and (c) $10,000,000 in cash, restricted stock or a combination thereof in the case of incentive awards. With respect to PUs, the maximum number of units that may be granted to any eligible participant may not exceed 100,000 PUs, each of which may have a value not to exceed $150, in any performance cycle. The Plan Administrator will determine the method of share counting under the 2001 Omnibus Plan.

     Awards. Awards under the 2001 Omnibus Plan may be in the form of stock options to purchase common stock of El Paso, stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs"), PUs, incentive awards and restricted stock. The awards under the 2001 Omnibus Plan may be granted either alone or in any combination with all other types of awards under the 2001 Omnibus Plan. The terms and features of the various forms of awards under the 2001 Omnibus Plan are set forth below and described more fully in the 2001 Omnibus Plan itself, attached as Exhibit B.

     Stock Options. A stock option is a right to purchase a specific number of shares of common stock under specific terms, conditions and price. The Plan Administrator determines the price of the shares of common stock covered by each stock option (the "Stock Option Price"), except that the Stock Option Price may not be less than 100% of the fair market value of the shares of common stock on the date such stock options are granted. The Plan Administrator also sets the term of each stock option. The term of a stock option may not exceed 10 years from the date of the grant. Stock options granted under the 2001 Omnibus Plan may be either "incentive stock options" which qualify under the meaning of
Section 422 of the Code or "non-qualified stock options" which are not designed to qualify under Section 422. With respect to each stock option granted under the 2001 Omnibus Plan, the Plan Administrator may determine the nature and extent of any restrictions to be imposed on the shares of common stock which may be purchased thereunder, including, but not limited to restrictions on the transferability of shares acquired upon exercise. Stock options granted under the 2001 Omnibus Plan cannot be repriced (except in the event of a recapitalization, stock split, stock dividend, merger, reorganization or similar event as described above) without the approval of the stockholders unless the total number of shares of common stock available for issuance under the 2001 Omnibus Plan is reduced by the number of shares that were subject to the stock options affected by the repricing. For purposes of the 2001 Omnibus Plan, the term "reprice" means the lowering of the Stock Option Price of previously granted nonqualified stock options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K.

     The actual purchase of shares of common stock pursuant to a stock option is called the "exercise" of that stock option. Stock options granted under the 2001 Omnibus Plan are exercisable at such time or times and subject to such terms and conditions as determined by the Plan Administrator at the time of grant. The Plan Administrator may waive such restrictions on the exercisability at any time on or after the date of the grant in whole or in part, as the Plan Administrator determines in its sole discretion. Generally, a stock option may be exercised after completing one year of continuous employment with El Paso or any of its subsidiaries or affiliates, from the date the stock option is granted. Stock options are immediately exercisable in the case of death or permanent disability.

     The Plan Administrator will determine the form of payment of the Stock Option Price, which may include cash, shares of common stock already owned by the participant for a sufficient time (generally six months) to not result in an accounting charge to El Paso, or any combination of cash and shares of common stock, with the fair market value of such common stock valued as of the day prior to delivery. The Plan Administrator may also designate additional forms of payment that will be permitted, including the payment of all or a portion of the exercise price from the shares of common stock issuable to a participant upon such exercise. A participant will not have any of the rights of a stockholder until the shares of common stock are issued to the participant.

     SARs and LSARs. An SAR or LSAR is a right to receive, in cash or shares of common stock, the appreciation in value of a share of common stock between the date the SAR or LSAR, or related stock option, is granted and the date it is exercised. SARs and LSARs under the 2001 Omnibus Plan may be granted in tandem with all or part of any stock options granted under the 2001 Omnibus Plan.

     Upon exercise, each SAR entitles a participant to surrender to El Paso all or a portion of a stock option in exchange for an amount in cash or shares of common stock or combination thereof (as chosen by the Plan Administrator) equal in value to the difference between (i) the fair market value of the common stock covered by such stock option (or portion thereof) as of the date such stock option (or portion thereof) is surrendered, and (ii) the aggregate stock option price (or portion thereof). Payments with respect to LSARs, however, may be made only in cash. SARs and LSARs expire at the same time the associated stock options expire.

     SARs may be exercised only at such times and to the extent that stock options to which they relate are exercisable and after the participant has completed one year of continuous employment with El Paso or any of its subsidiaries or affiliates following the date of grant. The Plan Administrator may provide that SARs will become exercisable subject to certain limitations similar to those restrictions applied to stock options.

     Participants may exercise SARs or LSARs by surrendering the applicable stock options (or portion thereof) and specifying the number of SARs or LSARs to be exercised. Once a participant has exercised their SARs or LSARs, the related stock options that have been surrendered (in whole or in part) are no longer exercisable. The Plan Administrator in its sole discretion may approve or deny (in whole or in part) each request for the exercise of SARs or LSARs. Shares of common stock that may be issued pursuant to the exercise of SARs or LSARs will be subject to the same restrictions that apply to the acquisition of shares of common stock acquired pursuant to the exercise of stock options.

     Performance Units. A PU is the right to receive specified compensation upon El Paso's attainment of shareholder return objectives which are established by the Plan Administrator for a specific performance cycle. Generally, PUs will be granted only at the beginning of a performance cycle, except in cases where prorated grants may be made in mid-cycle to a newly eligible participant or a participant whose job responsibilities have significantly changed during the performance cycle. Each grant of PUs will specify the number of PUs, the vesting schedule, El Paso's targeted total shareholder return requirements for such cycle, and such other terms and conditions as the Plan Administrator may determine.

     The initial value of each PU is $100. The value will be adjusted at the end of the performance cycle based upon El Paso's relative total shareholder return compared to the return for each other company in a performance peer group selected by the Plan Administrator. The value of the PUs at the end of the performance cycle will be based on the schedule below. For example, if El Paso's total shareholder return is in the 1st quartile (equal to or greater than 75% of the total shareholder return) for the peer group companies, the adjusted value would be $150.

               EL PASO'S PERFORMANCE
                  RANKING POSITION
                 AGAINST PEER GROUP                   ADJUSTED VALUE OF A
                     COMPANIES                         PERFORMANCE UNIT
               ---------------------                  -------------------
1st Quartile........................................         $150
2nd Quartile........................................         $100
3rd Quartile........................................         $ 50
4th Quartile........................................         $  0

     Upon the expiration of each performance cycle, all uncanceled PUs granted with respect to such performance cycle, will vest, and the benefits, if any, will become payable to the participants. Depending on the participant's position with El Paso, the PU payout will be made in a combination of cash and shares of common stock based on a predetermined percentage, unless otherwise determined by the Plan Administrator. The Plan Administrator may determine that an interim payment will be permitted. An interim payment of up to 50% of the adjusted value of vested PUs may be made to participants employed at the end of the second year of the performance cycle provided that El Paso's performance ranking position is in the 1st or 2nd quartile. The benefit which a participant will be entitled to receive from El Paso at the end of a performance cycle will equal the product of the adjusted value of such PUs at the end of the applicable performance cycle times the number of vested PUs which a participant holds less the amount of any interim payment made with respect to such PUs. In no event will such amount be less than zero. No benefits will be paid to participants if El Paso's performance ranking is in the 4th quartile.

     PUs are subject to certain restrictions and a vesting schedule. The Plan Administrator will adopt a vesting schedule for each performance period. Vesting of the PUs may occur (i) automatically after a participant has completed the specified period of continuous employment with El Paso or its subsidiaries or affiliates, (ii) after certain levels of total shareholder return have been reached, or (iii) such other times as determined by the Plan Administrator.

     Restricted Stock. Restricted stock is common stock that is subject to forfeiture if a participant's employment terminates before a specified date, if pre-established performance goals for a specified time period are not attained ("Performance-Based Restricted Stock"), or upon such other factors or criteria as the Plan Administrator may determine in its sole discretion. Restricted stock, including Performance-Based Restricted Stock, may be granted under the 2001 Omnibus Plan in such number and at such times during the term of the 2001 Omnibus Plan as the Plan Administrator may determine. Generally, there is no purchase price associated with restricted stock.

     Performance-Based Restricted Stock may not be granted or vested, as applicable, unless the Plan Administrator has determined the performance goals applicable to the particular performance period relating to such shares have been attained.

     When all applicable conditions associated with a participant's restricted stock have been met, certificates for such restricted stock will (subject to the payment of all taxes which El Paso is required to withhold), be delivered to the participant.

     Incentive Awards. An incentive award is a percentage of a participant's base salary, fixed dollar amount or other measure of compensation to be awarded upon the attainment of certain pre-determined performance goals. Performance goals selected for a particular performance period can be set for El Paso as a whole or each individual business unit as a measure either annually or over a period of years relative to a pre-established target, to previous years' results or to a designated comparison group as specified by the Plan Administrator. Performance goals may be based on one or more of the following criteria: operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment, total stockholder return, revenues or common stock price. The foregoing terms have the same meaning as used in El Paso's financial statements, in the generally accepted accounting principles or in the industry, as applicable.

     Prior to the beginning of a particular performance period or at such other time permitted by Section 162(m) of the Internal Revenue Code, the Plan Administrator will set the target level of performance required for each performance goal selected and may even specify that a percentage less than 100% of an award may be payable if a designed level of the performance goals are met. No incentive award will be paid under the 2001 Omnibus Plan if the threshold level of performance set under the performance goals is not met within the specified performance period. The Plan Administrator, in making the incentive award, will consider the performance goals of El Paso and the participant's responsibilities, accomplishments and other factors as appropriate. The participant's personal performance must be satisfactory, regardless of El Paso's performance and the attainment of the performance goals, before the participant may be granted an incentive award.

     Generally, incentive awards will be paid not later than the end of the month following the month in which it has been determined that El Paso's performance goals have been met. Unless otherwise determined by the Plan Administrator, and depending on the participant's position with El Paso, the incentive awards will be paid in a combination of cash and restricted stock based on a pre-determined percentage. Generally, incentive awards will be paid
(i) 50% in cash and 50% in restricted stock to any participant employed by El Paso holding the position of Chairman of the Board, President, CEO, Vice Chairman of the Board, Chief Operating Officer, Executive Vice President or Senior Vice President (or equivalent positions in the case of subsidiary executives), and (ii) 75% in cash and 25% in restricted stock to participants employed by El Paso holding the position of Vice President (or equivalent position in the case of subsidiary executives). Because a participant will bear the risk of forfeiture, price fluctuation, and other attending risks during the restriction period associated with the restricted stock awarded, a participant will be awarded an additional amount of restricted stock up to the amount actually awarded.

     In lieu of receiving all or any portion of any cash award under the 2001 Omnibus Plan, participants will be entitled to elect to receive additional shares of restricted stock with a value equal to the portion of the cash award foregone. Any participant who makes such an election will, on account of the attendant risks (as described above) receive additional shares of restricted stock in an amount equal to the shares a participant elected to receive in lieu of cash. Cash awards under the 2001 Omnibus Plan may, at the election of the participant, be deferred according to the terms of the El Paso Corporation Deferred Compensation Plan. The election is irrevocable and shall only apply to incentive awards for that performance period.

     Death of a Participant. If a participant dies while employed by El Paso or any of its subsidiaries or affiliates, any stock options or SARs held by the participant will be immediately exercisable by the legal representative of the participant's estate for a period of one (1) year from the date of the participant's death, but in no event beyond the expiration date of the relevant stock options or SARs. Unvested PUs will be forfeited and a cash payment will be made to the participant's beneficiary for any vested PUs as soon as practicable following the applicable valuation date. The restrictions will lapse immediately on restricted stock upon a participant's death, except for the restricted stock awarded as risk premium shares with respect to the participant's incentive awards and except for Performance-Based Restricted Stock subject to performance targets which have not been met. The restrictions on the incentive award risk premium restricted stock will lapse on a prorated basis depending on the number of years between the award date, the participant's death and the restriction period. All other awards will be forfeited.

     Retirement or Permanent Disability of a Participant. If a participant retires or becomes permanently disabled, any vested stock options and SARs held by the participant will be exercisable for a period of three (3) years from the date of the participant's retirement or permanent disability, but in no event beyond the expiration of the stated terms of such stock options or SARs. Any and all restrictions on restricted stock (except to the extent performance targets have not been achieved on Performance-Based Restricted Stock and the incentive award risk premium restricted stock) will lapse upon a participant's retirement or permanent disability. The restrictions on the incentive award risk premium restricted stock will lapse on a pro-rated basis depending on the number of years between the award date, the participant's death and the restriction period.

     Termination of Employment of a Participant. If a participant voluntarily terminates his employment or is involuntarily terminated other than for "cause" (as defined in the 2001 Omnibus Plan), then any vested stock options or SARs the participant may have may be exercised, to the extent they are exercisable at the date of the participant's termination, by the participant within a period not to exceed three (3) years, or as specified in the grant letter (generally 90 days), from the date of the participant's termination, unless the Plan Administrator or the CEO of El Paso (as applicable) has determined that the stock options or SARs should expire sooner or upon the termination date of employment, but in no event beyond the expiration of the stated term of such stock options or SARs. Restricted stock may vest, depending upon the specific timing and conditions of the restricted stock. Notwithstanding the foregoing, the specific terms and conditions of each participant's grant will be specified.

     If a participant's employment ends because they are involuntarily terminated with "cause," all stock options, SARs or LSARs, PUs, restricted stock and incentive awards the participant holds will immediately terminate and will be forfeited to El Paso.

     Change in Control. Under the 2001 Omnibus Plan, a change in control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of El Paso representing twenty percent (20%) or more of the combined voting power of El Paso's then outstanding securities, other than persons who exceed such percentage solely as a result of being executive officers, directors and/or other affiliates of El Paso who are deemed to constitute a "group" as a result of acting to oppose a Change in Control proposed by another person (ii) upon the first purchase of shares of common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by El Paso), (iii) upon the approval by El Paso's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of El Paso's assets or a plan of liquidation or dissolution of El Paso, or (iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by El Paso's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period and such new director's initial assumption of office does not occur in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of El Paso. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if El Paso either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of El Paso immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which El Paso sells or disposes of its assets, in substantially the same proportion as their ownership in El Paso immediately before such merger, consolidation, sale or disposition.

     In the event of a change in control, all outstanding stock options or SARs held by the participant will be immediately exercisable, but in no event will they be exercisable for a period beyond the expiration of the stated terms of such stock option or SAR. LSARs are only exercisable in the event of a change in control, but in no event will they be exercisable for a period beyond the expiration of the stated terms of such stock option or LSAR. The then current performance cycle will immediately end and the participants will receive a cash payment for all vested PUs. The cash payment will be based on a value of $150 per PU and reduced to reflect any interim benefit payments previously made to a participant. In addition, all unvested PUs will become fully vested on a pro rata basis to the maximum extent to which they could have vested as of the end of the year in which the change in control occurs. The restrictions will lapse immediately on restricted stock upon a change in control. Incentive awards attributable to the performance period in which the change in control occurs will become fully vested and a cash payment will be made to the participant equal to the fair market value of the cash and shares of common stock that otherwise would have been issued to the participant.

     Transferability. Stock options, SARs, LSARs, PUs, restricted stock and incentive awards granted under the 2001 Omnibus Plan may not be transferred, assigned, pledged, or hypothecated in any manner except in the case of death of a participant. Non-qualified stock options may be transferred to certain immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership, as provided for in the plan and allowed by the Plan Administrator. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of stock options, SARs, LSARs, PUs, restricted stock or incentive awards granted under the 2001 Omnibus Plan, or any right or privilege conferred thereby, contrary to the provisions of the 2001 Omnibus Plan, may result in the forfeiture of any affected award.

     Termination and Amendment. The Plan Administrator, subject to the approval of the Board of Directors, may from time to time amend the 2001 Omnibus Plan as it deems proper and in the best interest of El Paso without any further approval of the stockholders, but such action may not, without the consent of the participants, impair the participants' rights to acquire or retain shares of common stock or cash that they may have acquired as a result of their participation in the 2001 Omnibus Plan prior to such amendment. The Board of Directors may suspend or terminate the 2001 Omnibus Plan with respect to any shares of common stock that are not subject to outstanding stock options, SARs, LSARs, PUs, incentive awards and restricted stock. Notwithstanding the foregoing, the Plan Administrator and the Board of Directors may not, to the extent required for compliance with applicable laws and regulations, including Rule 16b-3 of the Exchange Act and Section 162(m) of the Code, amend the 2001 Omnibus Plan without the approval of the stockholders to: (i) materially increase the number of shares, options, rights, incentive awards or PUs that may be issued under the 2001 Omnibus Plan to Section 16 Insiders, (ii) with respect to incentive stock options and any related SARs and LSARs, change the description of the participants or class of participants eligible for participation in the 2001 Omnibus Plan, or, with respect to all other grants under the 2001 Omnibus Plan, materially modify the requirements as to eligibility for participation in the 2001 Omnibus Plan to add a class of Section 16 Insiders, and (iii) otherwise materially increase the benefits accruing to the participants under the 2001 Omnibus Plan. The 2001 Omnibus Plan will terminate ten (10) years after the date of stockholder approval, or at such earlier time as may be required to comply with Section 162(m) of the Internal Revenue Code.

     United States Federal Income Tax Consequences. The following discussion briefly summarizes the material federal income tax consequences of participation in the 2001 Omnibus Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular participant. The discussion is limited to the impact of the Internal Revenue Code as is currently in effect upon United States citizens residing in the United States.

          Stock Options. Under the Internal Revenue Code, a participant granted a non-qualified stock option or incentive stock option realizes no taxable income upon receipt of the stock option, but in the case of a non-qualified stock option a participant is deemed to have realized ordinary taxable income upon the exercise of the stock option equal to the excess of the fair market value of the shares of common stock acquired at the time of the exercise of the stock option over the Stock Option Price. El Paso will be entitled to a deduction equal to the same amount to the extent such amount is treated as reasonable compensation under the Internal Revenue Code. The deduction will be allowed in El Paso's taxable year which includes the last day of the participant's taxable year in which the stock option is exercised. A participant's tax basis in shares of common stock acquired upon the exercise of a stock option will be the fair market value of such common stock shares on the date the stock option is exercised. Upon any sale of shares of common stock acquired under the 2001 Omnibus Plan, the participant's gain or loss will therefore equal the difference between the sale price and such tax basis. (Notwithstanding the foregoing, in the event of a "cashless" exercise of stock options, the fair market value shall equal the actual sales price of the underlying shares of common stock.) Upon disposition by a participant of incentive stock option shares received under the 2001 Omnibus Plan, any gain or loss realized by the participant will generally be taxed as a capital gain or loss. There will be no federal income tax consequences to El Paso upon the disposition of shares acquired upon exercise of an incentive stock option received under the 2001 Omnibus Plan, provided the necessary holding periods have been met.

          SARs and LSARs. The grant of an SAR or LSAR to a participant will have no taxable consequences for the participant or El Paso. The exercise of an SAR or LSAR results in taxable income to the participant equal to the difference between the price of the SAR or LSAR and the fair market value of the shares of common stock on the date of exercise, and a corresponding tax deduction to El Paso.

          Restricted Stock. A participant who receives restricted stock may elect under Section 83(b) of the Code, to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of such shares of common stock at the time of issuance over the amount paid, if any, by the participant for such common stock shares. Unless a Section 83(b) election is timely made (no later than the expiration of the 30-day period following the date of grant), no taxable income will be recognized by the participant of a restricted stock award until such restricted stock are no longer subject to a substantial risk of forfeiture. When the restrictions lapse on the restricted stock, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of the lapse over the amount paid, if any, by the participant for such common stock shares. The ordinary income recognized by a participant with respect to restricted stock awarded will be subject to both wage withholding and employment taxes.

          If a Section 83(b) election is made, any dividends or other distributions received on the shares of common stock that are subject to restrictions will be treated as dividend income. If a participant does not make an election under Section 83(b), distributions received on the shares of common stock for the time period prior to the lapse of the restrictions will be treated as additional compensation. A deduction by El Paso will be allowed for federal income tax purposes in an amount equal to the ordinary income recognized by the employee with respect to the restricted stock awarded under the 2001 Omnibus Plan.

     Benefits Under the 2001 Omnibus Plan. The Plan Administrator has not yet granted awards under the 2001 Omnibus Plan. However, the following table sets forth recent annual awards made under the 1999 Omnibus Plan and other applicable plans, which would have been made under the 2001 Omnibus Plan had that plan been approved, to the following groups: (i) each of the named executives, (ii) all current executive officers as a group, (iii) all current Directors who are not executive officers, as a group, and (iv) all employees (who would have been participating in the 2001 Omnibus Plan), including all current officers who are not executive officers, as a group. The Compensation Committee has determined that the overall compensation structure submitted to stockholders is important as a whole. If stockholders do not approve one or more pieces of the structure, the Compensation Committee intends to design other compensation programs to achieve an appropriate aggregate compensation structure.

                    2001 OMNIBUS INCENTIVE COMPENSATION PLAN

                                                   STOCK OPTION AWARDS
                                                  NUMBER OF SECURITIES      INCENTIVE AWARDS
               NAME AND POSITION                  UNDERLYING OPTIONS(1)   RANGES OF $ VALUE(2)
               -----------------                  ---------------------   --------------------
William A. Wise                                           68,250               0-2,730,000
  Chairman, President & CEO
Ralph Eads                                                23,000                 0-920,000
  Executive Vice President
H. Brent Austin                                           23,000                 0-880,000
  Executive Vice President & Chief Financial
     Officer
John Somerhalder II                                       23,000                 0-880,000
  Executive Vice President
Britton White Jr.                                         18,750                 0-750,000
  Executive Vice President & General Counsel
Executive Officer Group                                  285,375               0-9,292,000
Non-Executive Director Group                                   0                         0
Non-Executive Officer Employee Group                     411,325              0-18,620,000

---------------

(1) The number of stock options reflected for each officer/group is believed to be the annual grant. However, the Compensation Committee may, subject to the limitations of the 2001 Omnibus Plan, make such other grants at such times as they deem necessary and appropriate to further the policies and mission of the Compensation Committee, as described in the Compensation Committee Report on Executive Compensation, found on page 17 of this proxy statement.

(2) The amounts reflected do not include the value of the risk premium restricted stock, if any, associated with the incentive awards. The number of shares of restricted stock granted to each of the participants identified depend upon their individual elections and the Compensation Committee's discretion to pay cash and/or restricted common stock.

     Recommendation. The Board of Directors believes that approval of the 2001 Omnibus Incentive Compensation Plan is in the best interest of El Paso and its stockholders because the 2001 Omnibus Plan will enable El Paso to attract and retain officers and key management employees and provide those employees with competitive incentives which also align their interests with those of the stockholders.

WE RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF THE EL PASO CORPORATION 2001 OMNIBUS INCENTIVE COMPENSATION PLAN

PROPOSAL NO. 3 -- APPROVAL OF THE EL PASO CORPORATION 2001 STOCK OPTION PLAN FOR
                  NON-EMPLOYEE DIRECTORS

     Since 1992, El Paso has had a Stock Option Plan for Non-Employee Directors pursuant to which non-employee directors of El Paso have been granted stock options to purchase shares of El Paso's common stock. During 1999, 2000 and 2001, El Paso has made several significant and value-adding acquisitions (including Sonat Inc., PG&E's Texas mid-stream operations and The Coastal Corporation). These acquisitions have significantly increased the size of El Paso and the number of directors who serve on El Paso's Board. As a result, the number of shares authorized under the current Stock Option Plan for Non-Employee Directors has been depleted. The increased size of El Paso has created the need to provide more competitive stock-based incentives for the directors in order to attract and retain qualified directors.

     Accordingly, on January 24, 2001, the Board of Directors adopted the 2001 Stock Option Plan for Non-Employee Directors (the "Plan"), and is seeking the approval of the Plan by the stockholders of El Paso. The Plan will replace the current plan if approved by the stockholders at the Annual Meeting.

     AN AFFIRMATIVE VOTE OF A MAJORITY OF SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL CONSTITUTE AN APPROVAL OF THIS PROPOSAL.

     The following is a general summary of the 2001 Stock Option Plan for Non-Employee Directors and is qualified in its entirety by the full text of the Plan which is attached to this proxy statement as Exhibit C. Capitalized terms not defined herein shall have the same meanings ascribed to such terms in the plan document.

     Purposes. The purposes of the Plan are to attract and retain the services of experienced and knowledgeable non-employee directors and to provide an incentive for such directors to increase their proprietary interests in El Paso's long-term success and progress.

     Administration. The Plan will be administered by the Management Committee (the "Plan Administrator"). The Management Committee will consist of the Chief Executive Officer of El Paso and such other senior officers as the Chief Executive Officer may designate. The Plan Administrator has full authority to construe and interpret the Plan and to establish, amend, and rescind rules and regulations relating to the Plan, and take any other action necessary for the administration of the Plan.

     Participants. Participation in the Plan will be limited to non-employee directors of El Paso. Non-employee directors are eligible to participate in the Plan immediately upon their election to the Board of Directors.

     Awards. The Plan authorizes the granting of stock options. Participants will receive a grant of stock options to purchase up to 10,000 shares upon their initial election or appointment as a director of El Paso. Thereafter, participants will receive a grant of stock options to purchase up to 5,000 shares upon their reelection by our stockholders as a director of El Paso. The amount of stock options each Participant shall receive for each plan year, such annual amount not to exceed the above stated maximums, is determined by the Board of Directors from time to time. The terms and conditions of the stock options granted under the Plan are set forth below and described more fully in the Plan itself, attached hereto as Exhibit C.

     Shares Available for the Plan. A maximum of 500,000 shares of common stock may be issued under the Plan. Shares of common stock available for issuance under the Plan will come from shares of common stock held in El Paso's treasury or issued out of authorized but unissued shares of common stock of El Paso, or partly out of each, as shall be determined by the Plan Administrator. The Plan Administrator will determine the method of share counting under the Plan.

     In the event of a recapitalization, stock split, stock dividend, exchange of stock, merger, reorganization, change in corporate structure or stock of El Paso, or similar event, the Plan Administrator may make appropriate adjustments in the number of shares of common stock authorized under the Plan. In addition, with respect to outstanding stock options, the Plan Administrator may make appropriate adjustments in the number of shares of common stock authorized under the Plan and in the price per share of common stock at which each stock option is exercisable to reflect such adjustments.

     Stock Options. A stock option is a right to purchase a specific number of shares of common stock under specific terms, conditions and price. The Plan Administrator determines the price of the shares of common stock covered by each stock option (the "Stock Option Price") except that the Stock Option Price may not be less than 100% of the fair market value of the shares of common stock on the date such stock options are granted. The Plan Administrator also sets the term of each stock option. The term of a stock option may not exceed 10 years from the date of the grant. Stock options granted under the Plan are "non-qualified stock options" which are not designed to qualify under Section 422 of the Code.

     The actual purchase of shares of common stock pursuant to a stock option is called the "exercise" of that stock option. Participants will be fully vested and will be able to immediately exercise each stock option granted under the Plan.

     The Plan Administrator will determine the form of payment of the Stock Option Price, which may include cash, shares of common stock already owned by the participant for a sufficient time (generally six months) to not result in an accounting charge to El Paso, or any combination of cash and shares of common stock, with the fair market value of such shares of common stock valued as of the day prior to delivery. The Plan Administrator may also designate additional forms of payment that will be permitted, including the payment of all or a portion of the exercise price from the shares of common stock issuable to a participant upon such exercise. A participant will not have any of the rights of a stockholder until the shares of common stock are issued to the participant.

     If a participant ceases to be a director of El Paso for any reason other than death, any stock options held by the participant will be exercisable for a period of three years from the date the participant ceases to be a director of El Paso, but in no event beyond the expiration date of the relevant stock option. If a participant dies during their service as a director of El Paso, any stock options held by the participant will be immediately exercisable by the legal representative of the participant's estate for a period of one year from the date of their death, but in no event beyond the expiration date of the relevant stock option.

     Transferability. Stock options granted under the Plan generally may not be transferred, assigned, pledged, or hypothecated in any manner except in the case of death. Non-qualified stock options may be transferred to certain immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership, as provided for by the Plan Administrator. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of stock options granted under the Plan, or any right or privilege conferred thereby, contrary to the provisions of the Plan, may result in the forfeiture of the affected stock options.

     Termination and Amendment. The Plan Administrator, subject to the approval of the Board of Directors, may from time to time amend the Plan as it deems proper and in the best interest of El Paso without any further approval by the stockholders, but such action may not, without the consent of the participants, impair the participants' rights to acquire or retain shares of common stock or cash that they may have acquired as a result of their participation in the Plan prior to such amendment. The Board of Directors may suspend or terminate the Plan with respect to any shares of common stock that are not subject to outstanding stock options. The Plan Administrator and the Board of Directors may not amend the Plan without the approval of the stockholders to materially increase the number of shares that may be issued under the Plan or the number of shares that may be subject to any stock option granted under the Plan.

     United States Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences of participation in the Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular participant. The discussion is limited to the impact of the Internal Revenue Code as is currently in effect upon United States citizens residing in the United States.

     Under the Internal Revenue Code, a participant granted a non-qualified stock option realizes no taxable income upon receipt of the stock option, but is deemed to have realized ordinary taxable income upon the exercise of the stock option equal to the excess of the fair market value of shares of common stock acquired at the time of the exercise of the stock option over the Stock Option Price. El Paso will be entitled to a deduction equal to the same amount to the extent such amount is treated as reasonable compensation under the Internal

Revenue Code. The deduction will be allowed in El Paso's taxable year which includes the last day of the individual's taxable year in which the stock option is exercised. An individual's tax basis in shares of common stock acquired upon the exercise of a stock option will be the fair market value of such common stock shares on the date the stock option is exercised. Upon any sale of shares of common stock acquired under the Plan, the individual's gain or loss will therefore equal the difference between the sale price and such tax basis. Notwithstanding the foregoing, in the event of a "cashless" exercise of stock options, the fair market value shall equal the actual sales price of the underlying shares of common stock.

     Benefits Under the 2001 Stock Plan. The 2001 Stock Plan provides for the automatic grant of stock options to each non-employee director of El Paso as follows: (a) up to 10,000 stock options on the date a director is initially elected to the Board of Directors, and (b) up to 5,000 stock options on the date a director is re-elected by stockholders at an El Paso annual meeting of stockholders. The amount of stock options each Participant shall receive for each plan year, such annual amount not to exceed the above stated maximums, shall be determined by the Board of Directors. If the 2001 Stock Option Plan for Non-Employee Directors is approved by stockholders at the Annual Meeting, each non-employee Director will receive an automatic grant of 3,000 stock options on the date of the Annual Meeting and any new directors shall receive an automatic grant of 5,000 options, until the Board of Directors decides otherwise.

     Recommendation. The Board of Directors believes that approval of the 2001 Stock Option Plan for Non-Employee Directors is in the best interest of El Paso and its stockholders because the Plan will enable El Paso to attract and retain the services of experienced and knowledgeable non-employee directors and provide those directors with competitive incentives which also aligns their interests with those of the stockholders.

WE RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF THE EL PASO CORPORATION 2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

PROPOSAL NO. 4 -- RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors is seeking stockholder ratification of the resolution appointing PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as independent certified public accountants for El Paso for fiscal year 2001. PricewaterhouseCoopers LLP has served continuously as El Paso's independent certified public accountants since 1983.

     If the appointment is not ratified by a majority of the votes cast, the adverse vote will be considered as an indication to the Board of Directors that it should consider selecting other independent certified public accountants for the following fiscal year. Given the difficulty and expense of making any substitution of accountants after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 2001 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

     PricewaterhouseCoopers LLP examined El Paso's and its affiliates' financial statements for fiscal year 2000. During fiscal year 2000, PricewaterhouseCoopers LLP billed El Paso in the amounts listed below for services rendered in the following categories:

CATEGORY                                                                      AMOUNT
--------                                                                    ----------
Audit Fees                                                                  $1,920,000
Financial Information Systems Design and Implementation                              0
All other fees (calendar year billings)
  Statutory audits                                                834,000
  Risk management advisory                                        572,000
  Due diligence and transaction structuring                       853,000
  Tax compliance and consulting                                   861,000
  Registration statements and comfort letters                     290,000
  Other                                                           608,000
                                                               ----------
                                                                4,018,000
                                                                            ----------
          Total                                                             $5,938,000
                                                                            ==========

     The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised. A representative of PricewaterhouseCoopers LLP will be at the Annual Meeting and available to answer appropriate questions.

WE RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EL PASO FOR THE FISCAL YEAR 2001.

PROPOSAL NO. 5 -- STOCKHOLDER PROPOSAL: ELECTION OF DIRECTORS

     Mr. Richard A. Dee, 115 East 89th Street, New York, NY 10128, the beneficial owner of 200 shares of common stock has indicated that he will present a proposal for action at the 2001 Annual Meeting as follows:

             "STOCKHOLDERS OF PUBLICLY-OWNED CORPORATIONS DO NOT 'ELECT' DIRECTORS. Directors are 'selected' by incumbent directors and managements -- stockholders merely 'RATIFY' or approve director selections much as they ratify selections of auditors.

             "The term 'Election of Directors' is misused in corporate proxy materials to refer to the process by which directors are empowered. The term is inappropriate -- and it is misleading. WITH NO CHOICE OF CANDIDATES, THERE IS NO ELECTION.

             "Incumbent directors are anxious to protect their absolute power over corporate activities. The root of that power is control of Corporate Governance -- which is assured by control of board composition. Unfortunately, the 'Elective process rights' of stockholders are being ignored.

             "Approval of this Corporate Governance proposal will provide El Paso Corporation stockholders with a CHOICE of director candidates -- an opportunity to vote for those whose qualifications and views they favor. And approval will provide stockholders with 'duly elected' representatives.

             "In a democracy, those who govern are duly elected by those whom they represent -- and they are accountable to those electors. Continuing in public office requires satisfying constituents, not only nominators. Corporate directors, who all too often divide their time between many companies, take office unopposed -- and answer only to fellow directors.

             "IT IS HEREBY REQUESTED THAT THE BOARD OF DIRECTORS ADOPT PROMPTLY A RESOLUTION REQUIRING THAT THE GOVERNANCE COMMITTEE NOMINATE TWO CANDIDATES FOR EACH DIRECTORSHIP

        TO BE FILLED BY VOTING OF STOCKHOLDERS AT ANNUAL MEETINGS. IN ADDITION TO CUSTOMARY PERSONAL BACKGROUND INFORMATION, PROXY STATEMENTS SHALL INCLUDE A STATEMENT BY EACH CANDIDATE AS TO WHY HE OR SHE BELIEVES THEY SHOULD BE ELECTED.

             "As long as incumbents are permitted to select and propose only the number of so-called "candidates" as there are directorships to be filled -- and as long as it is impossible, realistically, for stockholders to utilize successfully their supposed right to nominate and elect directors -- there will be no practical means for stockholders to bring about director turnover -- until this or a similar proposal is adopted. Turnover reduces the possibility of inbreeding and provides sources of new ideas, viewpoints, and approaches.

             "The 'pool' from which corporate directors are selected must be expanded from the current preponderance of chairmen and CEO's to include younger executives, including many more women, whose particular backgrounds qualify them well to oversee a company's business and represent shareholder interests properly.

             "Although Delaware law provides for director nominees to be selected by incumbents, approval of this proposal will enable El Paso stockholders to replace any or all directors if they become dissatisfied with them -- or with the results of corporate policies and/or performance. Not a happy prospect even for those able to nominate their possible successors!

             "The benefits that will accrue to El Paso stockholders from democratically-elected directors who are willing to have their respective qualifications and views considered carefully by stockholders far outweigh arguments raised by those accustomed to being "selected" -- and who are determined to maintain their absolute power over the Corporate Governance process.

             "PLEASE VOTE FOR THIS PROPOSAL."

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES ARE NOT COUNTED AS VOTES CAST, AND THEREFORE DO NOT AFFECT THE OUTCOME OF THE PROPOSAL.

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE STOCKHOLDER PROPOSAL

     Your Board of Directors believes that the proposal is contrary to the interests of El Paso and our stockholders and, accordingly, is recommending that our stockholders vote AGAINST the proposal for the following reasons:

     The Board of Directors believes that its appropriate role is to provide El Paso stockholders with a slate of director candidates whom the Board of Directors has determined, in its best judgment and in keeping with its fiduciary duties to stockholders, to be the most qualified to manage the affairs of El Paso in a way that will further the common interests of our stockholders.

     To fulfill this function, we established a Governance Committee in 1999 whose responsibility is to identify and consider candidates to serve as directors of El Paso. Stockholders may recommend the names of suitable candidates, which will be considered by the Governance Committee, either nominating committee or the full Board of Directors, as appropriate.

     The Board of Directors, either directly or by either nominating committee or the Governance Committee, has carefully reviewed the qualifications of each candidate prior to nominating that candidate for the position of director and has made its nominations based on the qualifications of each candidate to serve the best interests of El Paso and its stockholders. The experience of incumbent directors and the contributions they make in the service of El Paso are important considerations in nominating incumbent directors for re-election.

     We do not think it is in the interests of stockholders, or consistent with our fiduciary duties, to be required to propose an alternative slate of directors who are not the Governance Committee's, a nominating committee's or the full Board of Director's first choice. The candidates selected by the Board of Directors, or a committee thereof, are often in demand by other companies seeking proven director talent. We believe that our ability to recruit the best potential candidates would be lessened if we were required to ask such candidates to set aside other available directorships without the assurance that they have in fact been identified as the Governance Committee's best choice for El Paso's Board of Directors and have the full support of the Governance Committee. Furthermore, we do not believe it is the proper role of the Governance Committee to foster a political environment in which nominees compete with each other for available directorships.

     The Board of Directors believes the existing process for evaluating potential candidates, including those proposed by El Paso stockholders, is the most efficient way to present stockholders with qualified directors to serve El Paso. Because we, your Board of Directors, believe that the current selection process for choosing directors serves the best interests of stockholders, WE URGE STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL.

WE RECOMMEND THAT YOU VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL REGARDING THE ELECTION OF DIRECTORS.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires El Paso's directors, certain officers and beneficial owners of more than 10% of a registered class of El Paso's equity securities to file reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and beneficial owners of more than 10% of El Paso's equity securities are also required by SEC regulations to furnish El Paso with copies of all such reports that they file. Based on El Paso's review of copies of such forms and amendments provided to it, El Paso believes that all filing requirements were complied with during the fiscal year ended December 31, 2000.

                                                  By Order of the Board of
                                                  Directors

                                                        /s/DAVID L.SIDDALL
                                                         David L. Siddall
                                                       Corporate Secretary

Houston, Texas
April 6, 2001

Exhibits: A -- Audit Committee Charter
        B -- 2001 Omnibus Incentive Compensation Plan
        C -- 2001 Stock Option Plan for Non-Employee Directors

                                                                       EXHIBIT A

[EL PASO LOGO]

                            AUDIT COMMITTEE CHARTER

OBJECTIVES

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. The Audit Committee provides an open avenue of communication between the internal auditors, the independent accountants, and the Board of Directors.

MEMBERSHIP AND POLICIES

     - The Audit Committee shall be composed of not less than three Independent (as such term is defined in paragraph 303.01, and qualified by paragraph 303.02, of the NYSE Listed Company Manual) members of the Board. The Board shall elect the Audit Committee Chairman.

     - Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     - At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

     - The Audit Committee shall meet a minimum of two times per calendar year or more frequently as circumstances require.

     - The Audit Committee shall report periodically to the Board on its activities.

FUNCTIONS

     - The independent accountants for the Company are ultimately accountable to the Board of Directors and Audit Committee.

     - The Audit Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval or ratification in any proxy statement).

     - The Audit Committee is responsible for ensuring that the independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company.

     - The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

     - Review and reassess the adequacy of the Audit Committee charter annually.

     - Review filings with the SEC and other published documents containing the Company's financial statements. o Review with the Corporate Controller:

      - Changes in accounting policies as well as any other significant financial reporting issues.

     - Review with the independent accountant:

      - Audit plans and scope for the annual audit.

      - Results of the annual audit and resulting opinion.

      - Adequacy of the Company's internal controls.

     - Review with the head of internal audit:

      - Audit plans and scope for internal audit activities.

      - Results of audits performed.

      - Adequacy of the Company's internal controls.

      - Compliance with the Company's Code of Conduct and the Foreign Corrupt Practices Act.

      - The internal audit department charter.

     - Review with the head of internal audit and the independent accountant the coordination of audit effort to ensure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     - Meet with the head of internal audit and the independent accountant in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee.

     - The Audit Committee will perform such other functions as assigned by law, the Company's charter or by-laws, or the Board.

                                                                       EXHIBIT B

                              EL PASO CORPORATION

                    2001 OMNIBUS INCENTIVE COMPENSATION PLAN

                        EFFECTIVE AS OF JANUARY 29, 2001

                               TABLE OF CONTENTS

SECTION 1  Purposes.........................................   B-1
SECTION 2  Definitions......................................   B-1
   2.1  Adjusted Value......................................   B-1
   2.2  Beneficiary.........................................   B-1
   2.3  Board of Directors..................................   B-1
   2.4  Cause...............................................   B-1
   2.5  Change in Control...................................   B-2
   2.6  Code................................................   B-2
   2.7  Common Stock........................................   B-2
   2.8  Exchange Act........................................   B-2
   2.9  Fair Market Value...................................   B-2
  2.10  Good Reason.........................................   B-3
  2.11  Incentive Award.....................................   B-3
  2.12  Incentive Stock Option..............................   B-3
  2.13  Management Committee................................   B-3
  2.14  Maximum Annual Employee Grant.......................   B-3
  2.15  Nonqualified Option.................................   B-4
  2.16  Option Price........................................   B-4
  2.17  Participant.........................................   B-4
  2.18  Performance Cycle...................................   B-4
  2.19  Performance Goals...................................   B-4
  2.20  Performance Peer Group..............................   B-4
  2.21  Performance Period..................................   B-4
  2.22  Performance Ranking Position........................   B-5
  2.23  Performance Unit or Units...........................   B-5
  2.24  Permanent Disability or Permanently Disabled........   B-5
  2.25  Plan Administrator..................................   B-5
  2.26  Restricted Stock....................................   B-5
  2.27  Rule 16b-3..........................................   B-5
  2.28  Section 16 Insider..................................   B-5
  2.29  Section 162(m)......................................   B-5
  2.30  Subsidiary..........................................   B-5
  2.31  Total Shareholder Return............................   B-6
  2.32  Valuation Date......................................   B-6
SECTION 3  Administration...................................   B-6
SECTION 4  Eligibility......................................   B-7
SECTION 5  Shares and Units Available for the Plan..........   B-7
SECTION 6  Stock Options....................................   B-8
SECTION 7  Stock Appreciation Rights........................  B-12
SECTION 8  Limited Stock Appreciation Rights................  B-13
SECTION 9  Performance Units................................  B-14
  9.1  Grants of Units......................................  B-14
  9.2  Notice to Participants...............................  B-14
  9.3  Vesting..............................................  B-14
  9.4  Valuation of Performance Units.......................  B-14
  9.5  Entitlement to Payment...............................  B-15
  9.6  Deferred Payment.....................................  B-17
  9.7  Acceleration of Payment Due to Change in Control.....  B-17

SECTION 10  Restricted Stock................................  B-17
SECTION 11  Incentive Awards................................  B-19
  11.1  Procedures for Incentive Awards.....................  B-19
  11.2  Performance Goal Certification......................  B-19
  11.3  Maximum Incentive Award Payable.....................  B-19
  11.4  Discretion to Reduce Awards; Participant's
          Performance.......................................  B-19
  11.5  Required Payment of Incentive Awards................  B-20
  11.6  Restricted Stock Election...........................  B-20
  11.7  Deferred Payment....................................  B-21
  11.8  Payment Upon Change in Control......................  B-21
SECTION 12  Regulatory Approvals and Listing................  B-21
SECTION 13  Effective Date and Term of Plan.................  B-22
SECTION 14  General Provisions..............................  B-22
SECTION 15  Compliance With Rule 16b-3 and Section 162(m)...  B-24
SECTION 16  Amendment, Termination or Discontinuance of the
  Plan......................................................  B-25

                              EL PASO CORPORATION

                    2001 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 1  Purposes

     The purposes of the El Paso Corporation 2001 Omnibus Incentive Compensation Plan (the "Plan") are to promote the interests of El Paso Corporation (the "Company") and its stockholders by strengthening its ability to attract and retain officers and key management employees ("key management employees" means those employees who hold the position of department director) in the employ of the Company and its Subsidiaries (as defined below) by furnishing suitable recognition of their ability and industry which contribute materially to the success of the Company and to align the interests and efforts of the Company's officers and key management employees to the long-term interests of the Company's stockholders, and to provide a direct incentive to the Participants (as defined below) to achieve the Company's strategic and financial goals. The Plan provides for the grant of stock options, limited stock appreciation rights, stock appreciation rights, restricted stock, incentive awards and performance units in accordance with the terms and conditions set forth below.

SECTION 2  Definitions

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

     2.1  Adjusted Value

     The dollar value of Performance Units determined as of a Valuation Date.

     2.2  Beneficiary

     The person or persons designated by the Participant pursuant to Section 6.4(f) or Section 14.7 of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death.

     2.3  Board of Directors

     The Board of Directors of the Company.

     2.4  Cause

     The Company may terminate the Participant's employment for Cause. A termination for Cause is a termination evidenced by a resolution adopted in good faith by two-thirds ( 2/3) of the Board of Directors that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and
(B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

     2.5  Change in Control

     As used in the Plan, a Change in Control shall be deemed to occur (i) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, other than persons who exceed such percentage solely as a result of being executive officers, directors and/or other affiliates of the Company who are deemed to constitute a "group" as a result of acting to oppose a Change in Control proposed by another person (ii) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company), (iii) upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or (iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who were directors at the beginning of the period and such new director's initial assumption of office does not occur in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

     2.6  Code

     The Internal Revenue Code of 1986, as amended and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to the Code.

     2.7  Common Stock

     The Common Stock of the Company, $3 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5.

     2.8  Exchange Act

     The Securities Exchange Act of 1934, as amended.

     2.9  Fair Market Value

     Unless otherwise provided by the Plan Administrator prior to the date of a Change in Control as applied to a specific date, Fair Market Value shall be deemed to be the mean between the highest and lowest quoted selling prices at which Common Stock is sold on such date as reported in the NYSE-Composite Transactions by The Wall Street Journal for such date, or if no Common Stock was traded on such date, on the next preceding day on which Common Stock was so traded. Notwithstanding the foregoing, upon the exercise, of a limited stock appreciation right or stock appreciation right granted in connection with a Nonqualified Option on or after a Change in Control, Fair Market Value on the date of exercise shall be deemed to be the greater of (i) the highest price per share of Common Stock as reported in the NYSE-Composite Transactions by The Wall Street Journal during the sixty (60) day period ending on the day preceding the date of exercise of the stock appreciation right or limited stock appreciation right, as the case may be, and (ii) if the Change in Control is one described in clause (ii) or (iii) of Section 2.5, the highest price per share paid for Common Stock in connection with such Change in Control.

     2.10  Good Reason

     For purposes of the Plan, a Participant's termination of employment for Good Reason, following a Change in Control, shall mean the occurrence of any of the following events or conditions:

          (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) which represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities which are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, for Permanent Disability or as a result of his or her death, or by the Participant other than for Good Reason;

          (b) a reduction in the Participant's annual base salary;

          (c) the Company's requiring the Participant (without the consent of the Participant) to be based at any place outside a thirty-five (35) mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

          (d) the failure by the Company to (i) continue in effect any material compensation or benefit plan in which the Participant was participating at the time of the Change in Control, including, but not limited to, the Plan, the El Paso Corporation Pension Plan, the El Paso Corporation Supplemental Benefits Plan, the El Paso Corporation Deferred Compensation Plan and the El Paso Corporation Retirement Savings Plan, with any amendments and restatements of such plans (or substantially similar successor plans) made prior to such Change in Control; or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater);

          (e) any material breach by the Company of any provision of the Plan or of any provision of a Participant's employment agreement, if any, with the Company or a Subsidiary; or

          (f) any purported termination of the Participant's employment for Cause by the Company which does not otherwise comply with the terms of the Plan or the Participant's employment agreement, if any, with the Company or a Subsidiary.

     2.11  Incentive Award

     A percentage of base salary, fixed dollar amount or other measure of compensation which Participants are eligible to receive, in cash and/or shares of Restricted Stock, at the end of a Performance Period if certain Performance Goals are achieved.

     2.12  Incentive Stock Option

     An option intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code, as in effect at the time of grant of such option, or any statutory provision that may hereafter replace such Section.

     2.13  Management Committee

     A committee consisting of the Chief Executive Officer and such other senior officers as the Chief Executive Officer shall designate.

     2.14  Maximum Annual Employee Grant

     The Maximum Annual Employee Grant set forth in Section 5.4.

     2.15  Nonqualified Option

     An option which is not intended to meet the requirements of an Incentive Stock Option as defined in Section 422 of the Code.

     2.16  Option Price

     The price per share of Common Stock at which an option is exercisable.

     2.17  Participant

     An eligible employee to whom an option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit is granted under the Plan as set forth in Section 4.

     2.18  Performance Cycle

     That period commencing with January 1 of each year in which the grant of a Performance Unit is made and ending on December 31 of the third succeeding year, or such other time period as the Plan Administrator may determine. The Plan Administrator, it its discretion, may initiate an overlapping Performance Cycle that begins before an existing Performance Cycle has ended.

     2.19  Performance Goals

     The Plan Administrator shall establish one or more performance goals ("Performance Goals") for each Performance Period in writing. Such Performance Goals shall be set no later than the commencement of the applicable Performance Period, or such later date as may be permitted with respect to "performance-based" compensation under Section 162(m) of the Code, and shall establish the amount of any Incentive Award to be granted to each Participant, subject to Section 5.4 below.

     Each Performance Goal selected for a particular Performance Period shall be any one or more of the following, either individually, alternatively or in any combination, applied to either the Company as a whole or to a Subsidiary or business unit, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to the pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Plan
Administrator: Total Shareholder Return, operating income, pre-tax profit, earnings per share, cash flow, return on capital, return on equity, return on net assets, net income, debt reduction, safety, return on investment, revenues, or Common Stock price. The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable. The Plan Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

     2.20  Performance Peer Group

     Those publicly held companies selected by the Plan Administrator prior to the commencement of a Performance Period, or such later date as may be permitted under Section 162(m) of the Code, consistent with maintaining the status of Performance Units as "performance-based compensation," to form a comparative performance group in applying Section 9.4.

     2.21  Performance Period

     That period of time during which Performance Goals are measured to determine the vesting or granting of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Performance Units or Incentive Awards, as the Plan Administrator may determine.

     2.22  Performance Ranking Position

     The relative placement of the Company's Total Shareholder Return measured against the Total Shareholder Return of the other companies in the Performance Peer Group for which purposes rank shall be determined by quartile, with a ranking in the first (1st) quartile (e.g., the Company's Total Shareholder Return is equal to or greater than the Total Shareholder Return of at least seventy-five percent (75%) of the Performance Peer Group) corresponding to the highest quartile of Total Shareholder Return.

     2.23  Performance Unit or Units

     Units of long-term incentive compensation granted to a Participant with respect to a particular Performance Cycle.

     2.24  Permanent Disability or Permanently Disabled

     A Participant shall be deemed to have become Permanently Disabled for purposes of the Plan if the Chief Executive Officer of the Company shall find upon the basis of medical evidence satisfactory to the Chief Executive Officer that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its Subsidiaries, and that such disability will be permanent and continuous during the remainder of the Participant's life; provided, that with respect to Section 16 Insiders such determination shall be made by the Plan Administrator.

     2.25  Plan Administrator

     The Board of Directors or the committee appointed and/or authorized pursuant to Section 3 to administer the Plan.

     2.26  Restricted Stock

     Common Stock granted under the Plan that is subject to the requirements of
Section 10 and such other restrictions as the Plan Administrator deems appropriate. References to Restricted Stock in this Plan shall include Performance Restricted Stock (as defined in Section 5.2) unless the context otherwise requires.

     2.27  Rule 16b-3

     Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

     2.28  Section 16 Insider

     Any person who is selected by the Plan Administrator to receive options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and/or Performance Units pursuant to the Plan and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

     2.29  Section 162(m)

     Section 162(m) of the Code, and regulations promulgated thereunder.

     2.30  Subsidiary

     An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation, partnership, joint venture, limited liability company, limited liability partnership, or other entity in which the Company owns directly or indirectly, fifty percent (50%) or more of the voting power or profit interests, or as to which the Company or one of its affiliates serves as general or managing partner or in a similar capacity. Notwithstanding the foregoing, for purposes of options intended to qualify as Incentive Stock Options, the term "Subsidiary" shall mean a corporation (or other entity treated as a corporation for tax purposes) in which the Company directly or indirectly holds more than fifty percent (50%) of the voting power.

     2.31  Total Shareholder Return

     The sum of (i) the appreciation or depreciation in the price of a share of a company's common stock, and (ii) the dividends and other distributions paid during the applicable Performance Cycle, expressed as a percentage basis of the Fair Market Value of such share on the first day of the applicable Performance Cycle, as calculated in a manner determined by the Plan Administrator.

     2.32  Valuation Date

     The date for determining the Adjusted Value of vested Units that will be paid or credited to the Participant or Beneficiary in accordance with Section
9.5 or 9.6. The Valuation Date shall occur on the last day of the applicable Performance Cycle, or such other time as provided in this Plan, or as the Plan Administrator may select. The Valuation Date for each Performance Cycle shall be set forth in the grant of Performance Units and shall be established no later than the date on which the Performance Goals for a particular Performance Cycle are selected, except as otherwise specifically provided herein.

SECTION 3  Administration

     3.1 With respect to awards made under the Plan to Section 16 Insiders or employees subject to Section 162(m), the Plan shall be administered by the Board of Directors or Compensation Committee of the Board of Directors, which shall be constituted at all times so as to meet the non-employee director standards of Rule 16b-3 and the outside director requirements of Section 162(m), so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. Subject to the Board of Directors, and as may be required by the foregoing sentence, the Plan shall be administered by the Management Committee.

     No member of the Board of Directors or the Plan Administrator shall vote with respect directly to the granting of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and/or Performance Units hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units to directors, then any option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

     3.2 Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have sole authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to select persons eligible to participate in the Plan, to grant options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units hereunder, to administer the Plan, to make recommendations to the Board of Directors, to determine whether, and the extent to which, adjustments are made pursuant to Section 5.5 hereof, and to take all such steps and make all such determinations in connection with the Plan and the options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units granted thereunder as it may deem necessary or advisable, which determination shall be final and binding upon all Participants, so long as such interpretation and construction with respect to Incentive Stock Options corresponds to any applicable requirements of Section 422 of the Code. The Plan Administrator shall cause the Company at its expense to take any action related to the Plan which may be necessary to comply with the provisions of any federal or state law or any regulations issued thereunder, which the Plan Administrator determines are intended to be complied with.

     3.3 Each member of any committee acting as Plan Administrator, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of any committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

SECTION 4  Eligibility

     To be eligible for selection by the Plan Administrator to participate in the Plan, an individual must be an officer or key management employee (other than an employee who is a member of a unit covered by a collective bargaining agreement) of the Company, or of any Subsidiary, as of the date on which the Plan Administrator grants to such individual an option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit or a person who, in the judgment of the Plan Administrator, holds a position of responsibility and is able to contribute substantially to the Company's continued success. Members of the Board of Directors of the Company who are full-time salaried officers shall be eligible to participate. Members of the Board of Directors who are not employees are not eligible to participate in this Plan.

SECTION 5  Shares and Units Available for the Plan

     5.1 Subject to Section 5.5, the maximum number of shares that may be issued upon settlement of Incentive Awards or Performance Units and exercise of options, limited stock appreciation rights, stock appreciation rights and Restricted Stock granted under the Plan is six million (6,000,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator. For purposes of Section 5.1, the aggregate number of shares of Common Stock issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units and not returned to the Company upon cancellation, expiration or forfeiture of any such award or delivered (either actually or by attestation) in payment or satisfaction of the purchase price, exercise price or tax obligation of the award.

     5.2 Notwithstanding the foregoing, and subject to Section 5.5, the number of shares for which Restricted Stock may be granted pursuant to Section 10 of the Plan may not exceed two million (2,000,000) shares of Common Stock, including the granting or vesting of Restricted Stock that is in compliance with the performance-based requirements of Section 162(m) (the "Performance Restricted Stock").

     5.3 Subject to Section 5.5, the number of Performance Units which may be granted under the Plan may not exceed five hundred thousand (500,000) Units. Units that have been granted and are fully vested or that still may become fully vested under the terms of the Plan shall reduce the number of outstanding Units that are available for use in making future grants under the Plan.

     5.4  For purposes of qualifying as "performance-based compensation" under
Section 162(m), the maximum number of shares, as calculated in accordance with the provisions of Section 5.1, and maximum amount with respect to which awards under this Plan may be granted to any eligible employee in any one year shall not exceed: (a) one million (1,000,000) shares, in the case of options (and related limited stock appreciation rights or stock appreciation rights); (b) one million (1,000,000) shares in the case of shares of Restricted Stock (whether or not such Restricted Stock is Performance Restricted Stock) or shares issuable upon settlement of Performance Units; and (c) ten million dollars ($10,000,000) in cash, Restricted Stock or a combination thereof, in the case of Incentive Awards. With respect to Performance Units, the maximum number of Units granted to any eligible employee for any Performance Cycle shall not exceed one hundred thousand (100,000) Performance Units, each with a value of not more than $150. Collectively, the foregoing maximums referred to in this Section 5.4 shall be referred to as the "Maximum Annual Employee Grant."

     5.5 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board of Directors or the Plan Administrator, may make, and following a Change in Control may make, appropriate adjustments in the number of shares authorized for issuance under the Plan, the Maximum Annual Employee Grant and, with respect to outstanding options, limited stock appreciation rights, stock appreciation rights, and Restricted Stock, the Plan Administrator may make appropriate adjustments in the number of shares and the Option Price, except that any such adjustments for purposes of Sections 5.4 and 6.3 shall be consistent with the requirements under Code Sections 162(m) and 422, respectively.

SECTION 6  Stock Options

     6.1 Options may be granted to eligible employees in such number, and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective employees, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The Plan Administrator may grant an option or provide for the grant of an option, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the option or within the control of others. The granting of an option shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such an option to a particular Participant at a particular price. Each option shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan, which may (but need not) require the Participant's signature.

     6.2 An option granted under the Plan may be either an Incentive Stock Option or a Nonqualified Option.

     6.3 Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Participant agrees otherwise. The total number of shares which may be purchased upon the exercise of Incentive Stock Options granted under the Plan shall not exceed the total specified in Section 5.1, as adjusted pursuant to Section 5.5. Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to options generally, shall be subject to the following conditions:

        (a) Ten Percent (10%) Stockholders

          A Participant must not, immediately before an Incentive Stock Option is granted to him or her, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or of a Subsidiary. This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option, determined at the time the option is granted, and (ii) the option is not exercisable more than five (5) years from the date the option is granted.

        (b) Annual Limitation

          To the extent that the aggregate Fair Market Value (determined at the time of the grant of the option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonqualified Options.

        (c) Additional Terms

          Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the option to be an Incentive Stock Option.

     6.4 Except as otherwise provided in Section 6.3, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

        (a) Option Price

          The Option Price shall be determined by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the option is granted.

        (b) Duration of Options

          Options shall be exercisable at such time and under such conditions as set forth in the option grant, but in no event shall any Incentive Stock Option be exercisable subsequent to the day before the tenth anniversary of the date this Plan was adopted, nor shall any option (including an Incentive Stock Option) be exercisable later than the tenth anniversary of the date of its grant.

        (c) Exercise of Options

          Subject to Section 6.4(j), a Participant may not exercise an option until the Participant has completed one (1) year of continuous employment with the Company or any of its Subsidiaries from and including the date on which the option is granted, or such other period as the Plan Administrator may determine in a particular case. This requirement is waived in the event of death, Permanent Disability of a Participant or a Change in Control before such period of continuous employment is completed. Thereafter, shares of Common Stock covered by an option may be purchased at one time or in such installments over the balance of the option period as may be provided in the option grant. Any shares not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company setting forth the number of shares with respect to which the option is being exercised.

        (d) Payment

          The purchase price of shares purchased under options shall be paid in full to the Company upon the exercise of the option by delivery of consideration equal to the product of the Option Price and the number of shares purchased (the "Purchase Price"). Such consideration may be either
     (i) in cash or (ii) at the discretion of the Plan Administrator, in Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The Fair Market Value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised in a "cashless" exercise by delivery of a properly executed exercise notice together with irrevocable instructions to a broker selected by the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the shares of Common Stock are issued to the Participant.

          If specifically authorized in the option grant, a Participant may elect to pay all or a portion of the Purchase Price by having shares of Common Stock with a Fair Market Value equal to all or a portion of the Purchase Price be withheld from the shares issuable to the Participant upon the exercise of the option; provided that such shall be permitted of a Participant who is a Section 16 Insider only if approved in advance by the Board of Directors or the Compensation Committee, if required by Section 16, and rules promulgated thereunder, of the Exchange Act. The Fair Market Value of such Common Stock as is withheld shall be determined as of the same day as the exercise of the option.

          Notwithstanding any other provision in this Plan to the contrary and unless the Plan Administrator shall otherwise determine, in the event of a "cashless" exercise, and for that purpose only under this Plan, a Participant's compensation shall be equal to the difference between the actual sales price received for the underlying Common Stock and the Option Price. For all other purposes under this Plan, the Fair Market Value shall be the value against which compensation is determined.

        (e) Restrictions

          The Plan Administrator shall determine and reflect in the option grant, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to, restrictions on the transferability of such shares acquired through the exercise of such options for such periods as the Plan Administrator may determine and, further, that in the event a Participant's employment by the Company, or a Subsidiary, terminates during the period in which such shares are nontransferable, the Participant shall be required to sell such shares back to the Company at such prices as the Plan Administrator may specify in the option. In addition, the Plan Administrator may require that a Participant who wants to effectuate a "cashless" exercise of options be required to sell the shares of Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares issued as a result of the exercise of an option, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other participants and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

        (f) Nontransferability of Options

          Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing and only as provided by the Plan Administrator or the Company, as applicable, Nonqualified Options may be transferred to a Participant's immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a "Permitted Transferee"). A transfer of an option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company's record of outstanding options. In the event an option is transferred as contemplated hereby, the option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, "immediate family" shall mean, with respect to any person, such person's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the option shall be delivered by (or withheld from amounts due to) the Participant, the Participant's estate or the Permitted Transferee, in the reasonable discretion of the Company.

          In addition, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant's lifetime a Beneficiary to receive and exercise the Participant's Nonqualified Options in the event of such Participant's death (as provided in Section 6.4(i)). A designation by a Participant under the Company's Omnibus Compensation Plan dated as of January 1, 1992, as amended, the Company's 1995 Omnibus Compensation Plan effective as of January 13, 1995, as amended and restated, or the 1999 Omnibus Incentive Compensation Plan effective as of January 20, 1999 (the "Predecessor Plans"), shall remain in effect under the Plan for any options unless such designation is revoked or changed under the Plan. Except as otherwise provided for herein, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such option, or suffers the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected options held by such Participant shall be immediately forfeited.

        (g) Purchase for Investment

          The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an option under the Plan, and each person into whose name shares of Common Stock shall be issued pursuant to the exercise of an option, represent and agree that any and all shares of Common Stock purchased pursuant to such option are being purchased for investment only and not with a view to the distribution or resale thereof and that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the option or by the Plan Administrator. This Section 6.4(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of shares of Common Stock as to which options may from time to time be granted as contemplated in
     Section 12.

        (h) Termination of Employment

          Upon the termination of a Participant's employment for any reason other than death or Permanent Disability, the Participant's option shall be exercisable only to the extent that it was then exercisable and, unless provided otherwise in this Plan or in the grant letter, shall immediately be forfeited to the extent not exercisable. Unless the term of the options expires sooner, the exercisable portion of such options shall expire according to the following schedule; provided, that the Plan Administrator may at any time determine in a particular case that specific limitations and restrictions under the Plan shall not apply:

             (i) Retirement

             The option shall expire, unless exercised, thirty-six (36) months after the Participant's retirement from the Company or any Subsidiary.

             (ii) Disability

             The option shall expire, unless exercised, thirty-six (36) months after the Participant's termination on account of Permanent Disability.

             (iii) Termination

             Subject to subparagraphs (iv) and (v) below, the option shall expire, unless exercised, not more than thirty-six (36) months, as specified in the grant letter, after a Participant resigns or is terminated as an employee of the Company or any of its Subsidiaries other than as a result of retirement, disability or death, unless the Chief Executive Officer of the Company shall have determined in a specific case that the option should expire sooner or should terminate when the Participant's employment status ceases; provided, however, that for Section 16 Insiders, such determination shall be made by the Plan Administrator.

             (iv) Termination Following a Change in Control

             The option shall expire, unless exercised or expiring earlier in accordance with its original terms, thirty-six (36) months after a Participant's termination of employment (other than a termination by the Company for Cause or a voluntary termination by the Participant other than for Good Reason) following a Change in Control, provided that said termination of employment occurs within two (2) years following a Change in Control.

             (v) All Other Terminations

             Notwithstanding subparagraphs (iii) and (iv) above, the option shall expire upon termination of employment for Cause and any option intended to qualify as an Incentive Stock Option shall state that it will not qualify for tax treatment as an Incentive Stock Option if it is exercised more than one year after the Participant's termination of employment on account of disability (as defined in

        Section 22(e)(3) of the Code) and shall expire three (3) months after the Participant's termination of employment other than on account of death, Permanent Disability or termination for Cause.

          (i) Death of Participant

          Upon the death of a Participant, whether during the Participant's period of employment or during the period prior to the option's expiration as provided in Section 6.4(h), the option shall expire, unless the original term of the option expires sooner, twelve (12) months after the date of the Participant's death, unless the option is exercised within such twelve (12) month period by the Participant's Beneficiary, legal representatives, estate or the person or persons to whom the deceased's option rights shall have passed by will or the laws of descent and distribution; provided, that the Plan Administrator may determine in a particular case that specific limitations and restrictions under the Plan shall not apply. Notwithstanding any other Plan provisions pertaining to the times at which options may be exercised, no option shall continue to be exercisable, pursuant to Section 6.4(h) or this Section 6.4(i), at a time that would violate the maximum duration of Section 6.4(b).

          (j) Change in Control

          Notwithstanding other Plan provisions pertaining to the times at which options may be exercised, all outstanding options, to the extent not then currently exercisable, shall become exercisable in full upon the occurrence of a Change in Control. No option (whether or not intended to be an Incentive Stock Option) shall continue to be exercisable, pursuant to Sections 6.4(h) and 6.4(i), at a time that would violate the maximum duration of Section 6.4(b).

          (k) Deferral Election

          A Participant may elect irrevocably (at a time and in a manner determined by the Plan Administrator or the Company, as appropriate) prior to exercising an option granted under the Plan that issuance of shares of Common Stock upon exercise of such option and/or associated stock appreciation right shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. After the exercise of any such option and prior to the issuance of any deferred shares, the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant the Company's then-existing Deferred Compensation Plan (as it may be further amended) (the "Deferred Compensation Plan"), and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the management committee of the Deferred Compensation Plan shall otherwise determine.

     (l) Repricing

          The Company shall not reprice any options, except for adjustments pursuant to Section 5.5, as determined by the Plan Administrator, unless such action is subject to approval of the Company's stockholders or unless the number of shares available for issuance under the Plan is reduced by the number of shares that were subject to options affected by such action. For purposes of the Plan, the term "reprice" shall mean lowering the exercise price of previously awarded Nonqualified Options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K.

SECTION 7  Stock Appreciation Rights

     7.1 The Plan Administrator may grant stock appreciation rights to Participants in connection with any option granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such stock appreciation rights shall cover the same number of shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 7.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     7.2 Each stock appreciation right shall entitle the holder of the related option to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or in cash, or partly in shares and partly in cash, at the discretion of the Plan Administrator. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. The value of any fractional shares shall be paid in cash.

     7.3  Stock appreciation rights are subject to the following restrictions:

          (a) Each stock appreciation right shall be exercisable at such time or times as the option to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine. In the event of death or Permanent Disability of a Participant during employment but before the Participant has completed such period of continuous employment, such stock appreciation right shall be exercisable, but only within the period specified in the related option. In the event of a Change in Control, the requirement that a Participant shall have completed a one (1) year period of continuous employment is waived with respect to a Participant who is employed by the Company at the time of the Change in Control but who, within the one (1) year period, voluntarily terminates employment for Good Reason or is terminated by the Company other than for Cause.

          (b) Except following a Change in Control, each request to exercise a stock appreciation right shall be subject to approval or denial in whole or in part by the Plan Administrator in its sole discretion. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Plan Administrator.

          (c) The right of a Participant to exercise a stock appreciation right shall be canceled if and to the extent the related option is exercised or canceled. To the extent that a stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.

          (d) A holder of stock appreciation rights shall have none of the rights of a stockholder until shares of Common Stock, if any, are issued to such holder pursuant to such holder's exercise of such rights.

          (e) The acquisition of Common Stock pursuant to the exercise of a stock appreciation right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon exercise of the related option, as set forth in Section 6.4.

SECTION 8  Limited Stock Appreciation Rights

     8.1 The Plan Administrator may grant limited stock appreciation rights to Participants in connection with any options granted under the Plan, either at the time of the grant of such option or at any time thereafter during the term of the option. Such limited stock appreciation rights shall cover the same number of shares covered by the options (or such lesser number of shares of Common Stock as the Plan Administrator may determine) and shall, except as provided in Section 8.3, be subject to the same terms and conditions as the related options and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Plan Administrator.

     8.2 Each limited stock appreciation right shall entitle the holder of the related option to surrender to the Company the unexercised portion of the related option and to receive from the Company in exchange therefor an amount in cash equal to the excess of the Fair Market Value of one (1) share of Common Stock on the date the right is exercised over the Option Price per share times the number of shares covered by the option, or portion thereof, which is surrendered.

     8.3 Limited stock appreciation rights are subject to the following restrictions:

          (a) Limited stock appreciation rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in Section 6.4(j).

          (b) The right of a Participant to exercise a limited stock appreciation right shall be canceled if and to the extent the related option is exercised. To the extent that a limited stock appreciation right is exercised, the related option shall be deemed to have been surrendered unexercised and canceled.

SECTION 9  Performance Units

     9.1  Grants of Units

     Subject to the Maximum Annual Employee Grant, Units may be granted to Participants in such number as the Plan Administrator shall determine, taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company or its Subsidiaries, their compensation provided by other incentive plans, their salaries, and such other factors as the Plan Administrator shall deem appropriate. Normally, Units will be granted only at the beginning of each Performance Cycle except in cases where a prorated grant may be made in mid-cycle to a newly eligible Participant or a Participant whose job responsibilities have significantly changed during the cycle.

     9.2  Notice to Participants

     The Plan Administrator shall notify each Participant in writing of the grant of Units to the Participant. Such notice shall set forth the Total Shareholder Return requirements, vesting schedule and other terms and conditions applicable to such Units, and may (but need not) require the Participant's signature.

     9.3  Vesting

     (a) Vesting Schedule

          The Plan Administrator shall adopt a vesting schedule for each year of a Performance Cycle. Vesting of Units for each year may (i) occur automatically after a Participant has completed the specified period of continuous employment with the Company or any of its Subsidiaries from the date of grant of such Units, (ii) be contingent upon attaining certain levels of Total Shareholder Return for the year in which the Units are eligible to vest, or (iii) occur at such other times or subject to such other criteria as the Plan Administrator may determine. The Plan Administrator may, in its discretion, at any time prior to a Change in Control alter the vesting guidelines in the event of unusual circumstances provided that to the extent applicable any such discretion shall be exercised in a manner consistent with Section 162(m). Vesting of Units with respect to Participants who begin participation or receive an additional grant of Units during the Performance Cycle will be determined by the Plan Administrator at the time of grant.

     (b) Change in Control

          Notwithstanding the foregoing vesting provisions, upon a Change in Control all unvested Units shall become fully vested on a pro rata basis to the maximum extent to which they could have vested as of the end of the year in which the Change in Control occurs.

     9.4  Valuation of Performance Units

     All Performance Units granted to Participants under the Plan shall be valued as follows:

          (a) Initial and Continuing Value

          Each Performance Unit shall have an initial value of one hundred dollars ($100) as of the date of the grant of Performance Units. Except where the Adjusted Value of Performance Units is determined as provided under Section 9.4(b), each Performance Unit shall continue to have a dollar value of one hundred dollars ($100) on each date subsequent to the date of grant of the Performance Unit.

          (b) Adjusted Value

     The determination of the Adjusted Value of Performance Units for benefit payments under Sections 9.5(b)(i) and 9.5(b)(ii) as of any relevant Valuation Date shall be made based on the Company's Performance Ranking Position for the applicable Performance Cycle compared to the Performance Ranking Position of the Performance Peer Group, based on the following schedule:

COMPANY'S PERFORMANCE                                         ADJUSTED
RANKING POSITION                                               VALUE
---------------------                                         --------
1st Quartile................................................    $150
2nd Quartile................................................    $100
3rd Quartile................................................    $ 50
4th Quartile................................................    $  0

     If any company which is a member of the Performance Peer Group (i) ceases to exist by reason of a liquidation, merger or other transaction; (ii) undergoes a significant alteration in size, through recapitalization or otherwise, such that its total market capitalization as determined from its published financial statements is more than fifty percent (50%) greater or less than its total market capitalization as of the grant date for the applicable Performance Cycle; or (iii) otherwise changes its line of business significantly to make it inappropriate to use such company in comparison, and if such event(s) occurs after the time the Plan Administrator can alter the Performance Peer Group under
Section 2.20 above, then such company shall be considered to remain in the Performance Peer Group, and to have achieved a Total Shareholder Return less than the Company's Total Shareholder Return without regard to any actual Total Shareholder Return actually achieved by such company, provided, however, that the Plan Administrator shall have the authority to reduce the Adjusted Value of Performance Units in such event if it determines that such reduction is appropriate in view of the Company's performance relative to those companies in the Performance Peer Group and not described in clauses (i), (ii) or (iii), above.

     9.5  Entitlement to Payment

          (a) Performance Certification

          The Plan Administrator shall certify in writing, prior to payment of the Performance Units pursuant to this Section 9.5, the Company's Performance Ranking Position. In no event will an award be payable under this Section 9 if the Company's Performance Ranking Position is in the fourth (4th) quartile.

          (b) Eligibility for Benefit Payments

          Benefit payments with respect to vested Performance Units shall be paid under the following circumstances:

             (i) Primary Benefit Payment

             Upon the expiration of each Performance Cycle, all uncanceled Performance Units granted with respect to such Performance Cycle shall vest and benefit payments with respect to such Performance Units shall become payable. A Participant who has remained an employee continuously from the date of the grant of the Performance Units for a Performance Cycle through the last day of such Performance Cycle shall be eligible to receive a benefit payment equal to the Adjusted Value, as provided for in Section 9.4(b), of the Performance Units (the "Primary Benefit") with respect to and as of the close of such Performance Cycle. The Valuation Date for determining such Adjusted Value shall be established by the Plan Administrator at the time the Performance Units are granted. The amount of any benefit payment payable with respect to Performance Units shall be reduced by the amount of any interim benefit payments made pursuant to Section 9.5(b)(ii) with respect to such Performance Units. If the interim benefit payments exceed the Primary Benefit, no payment shall be made.

             (ii) Interim Benefit Payments

             The Plan Administrator may in its sole discretion provide for an interim benefit payment to be made to a Participant with respect to Performance Units granted for any particular Performance Cycle. The right to any interim benefit payment shall be set forth in the grant of Performance Units to a Participant, or at such other time as the Plan Administrator shall determine, and must establish the terms and conditions of such interim benefit payment (including the Company's Total Shareholder Return which must be attained during such Performance Period). An interim benefit payment may be provided for after the second year of a Performance Cycle. The interim benefit payment shall be based upon the Adjusted Value of the Performance Units, as provided for in
        Section 9.4(b) for the period up to the date of the interim payment valuation, and the amount of any such payment shall not exceed fifty percent (50%) of such Adjusted Value for the Performance Units which are vested at the end of the second year; provided, however, that such interim payment will be made only if the Company's Performance Ranking Position is in the first (1st) or second (2nd) quartile. The Valuation Date for determining such Adjusted Value shall be set forth in the grant of Performance Units, or at such other time as determined by the Plan Administrator. The Performance Units which are valued for the interim benefit payment shall also be valued in accordance with Section 9.5(b)(i) or Section 9.7 if applicable, to determine what, if any, additional value the Participant may be entitled to. Interim benefit payments may be made to those Participants who have remained employees continuously from the date of the grant of the applicable Performance Units until the date of the interim benefit payment relating to such Performance Units. The amount of any benefit payment payable with respect to Performance Units pursuant to Sections 9.5(b)(i) and 9.5(d) shall be reduced by the amount of any interim benefit payment made pursuant to this Section 9.5(b)(ii), but not below zero.

          (c) Form of Payment

          A Participant or a Participant's Beneficiary shall be entitled to receive from the Company a benefit payment as provided pursuant to Sections 9.5(b)(i) or 9.5(b)(ii), as applicable, equal to the product of the Adjusted Value and the number of vested Units of a Participant. Such payment shall be made as soon as practicable following the applicable Valuation Date in accordance with this Section 9.5(c).

          Except as provided in Sections 9.5(d) and 9.7 (or unless the Plan Administrator otherwise determines at any time that the form of payment should be changed), each benefit payment made to a Participant pursuant to this Section 9, shall be made as follows:

             (i) Participants employed by the Company holding the position of Chairman of the Board, President or Chief Executive Officer and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

                (A) 50% (fifty percent) in cash and

                (B) 50% (fifty percent) in Common Stock.

             (ii) Participants employed by the Company holding the position of Vice Chairman of the Board, Chief Operating Officer, or Executive Vice President and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

                (A) 60% (sixty percent) in cash and

                (B) 40% (forty percent) in Common Stock.

             (iii) Participants employed by the Company holding the position of Senior Vice President and Participants employed by Company Subsidiaries holding equivalent positions, but not necessarily the same title, shall receive their Performance Unit payout as follows:

                (A) 75% (seventy-five percent) in cash and

                (B) 25% (twenty-five percent) in Common Stock.

          (d) Retirement, Death, Disability or Termination of Employment

          Participants (or their Beneficiaries in the case of their deaths) who have retired, died, become Permanently Disabled, or who have terminated their employment, prior to the end of a Performance Cycle shall not be entitled to receive payment from the Company or its Subsidiaries for any Units which were not vested as of the time such Participants ceased active employment with the Company or its Subsidiaries. Notwithstanding Section 9.5(c), such Participants (or their Beneficiaries in the case of their deaths) will be entitled to receive a cash payment for vested Units in accordance with Section 9.5(b)(i). No payments shall be made to such Participants (or Beneficiaries) pursuant to Section 9.5(b)(ii). Unless the Plan Administrator otherwise determines, a Participant who is terminated with Cause shall receive no benefit under this Section 9.

     9.6  Deferred Payment

     Prior to the time that Units first vest pursuant to Section 9.3, the Participant may, subject to the consent of the Management Committee and in accordance with procedures that the Management Committee has approved, elect to have all or a portion (subject to a $1,000 minimum) of the lump-sum cash payment payable pursuant to Section 9.5(c) with respect to such vested Units deferred according to the terms and conditions of the Company's Deferred Compensation Plan.

     9.7  Acceleration of Payment Due to Change in Control

     Upon a Change in Control, the current Performance Cycle shall immediately end and all vested Units (including Units that vest pursuant to Section 9.3(b)) shall be paid in cash to Participants based on a value of one hundred fifty dollars ($150) per Unit. This payment will be reduced to reflect any interim benefit payments made in accordance with Section 9.5(b)(ii) and shall be made
(i) in a lump sum in cash that is in lieu of any otherwise applicable form and time of payment for such Units under the Plan and (ii) within ten (10) days after the Change in Control.

SECTION 10  Restricted Stock

     10.1 Subject to Sections 5.2 and 5.4, Restricted Stock (including Performance Restricted Stock) may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine, the Plan Administrator taking into account the duties of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Plan Administrator shall deem relevant in accomplishing the purposes of the Plan. The granting of Restricted Stock shall take place when the Plan Administrator by resolution, written consent or other appropriate action determines to grant such Restricted Stock to a particular Participant. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan, which may (but need not) require the Participant's signature. The Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions; provided, however, that no Participant awarded Restricted Stock shall have any right as a stockholder with respect to any shares subject to the Participant's Restricted Stock grant prior to the date of issuance to the Participant of a certificate or certificates, or the establishment of a book-entry account, for such shares.

     10.2 Notwithstanding any other provision to the contrary in this Section 10, before Performance Restricted Stock can be granted or vested, as applicable, the Plan Administrator shall:

          (a) Determine the Performance Goals, if any, applicable to the particular Performance Period; and

          (b) Certify in writing that any such Performance Goals for a particular Performance Period have been attained.

     10.3 A grant of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, or, if later, upon payment to the Company of the par value of the Common Stock, if required, in a manner determined by the Plan Administrator, the number of shares of Common Stock selected by the Plan Administrator. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period (as defined in Section 10.4) expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

     10.4 During a period of years following the date of grant, as determined by the Plan Administrator, which shall in no event be less than one (1) year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or termination of employment on account of Permanent Disability or a Change in Control, or the transfer to the Company as provided under the Plan.

     10.5 Except as provided in Sections 10.4, 10.6 or 10.7, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan without the Company's prior written consent, such shares shall be forfeited to the Company.

     10.6 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse, upon the Participant's death or termination of employment on account of Permanent Disability or any termination of employment determined by the Plan Administrator to end the Restriction Period.

     10.7 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall terminate immediately upon a Change in Control.

     10.8 When the restrictions imposed by Section 10.4 expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary or heir) one (1) share of Common Stock in cancellation and satisfaction of each share of Restricted Stock.

     10.9 Subject to Section 10.3 (and Section 10.2 in the case of Performance Restricted Stock), a Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate, or have a book-entry account established, for such shares. Such certificate, or book-entry account, shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     10.10 Restricted Stock awarded to Participants pursuant to Section 11 in lieu of cash shall be considered Performance Restricted Stock for purposes of the Plan.

     10.11 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock awarded pursuant to Sections 11.5(a)(ii), 11.5(b)(ii), and 11.6 (except for Restricted Stock awarded pursuant to Section 11.5(c)) shall lapse upon the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause. The Restriction Period shall be deemed to end and all restrictions on a Participant's shares of Restricted Stock awarded pursuant to Section 11.5(c) shall lapse on a pro rata basis measured in years between (i) the amount of time which has elapsed between the Award Date and the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause and
(ii) the Restriction Period for such shares. All shares of Restricted Stock for which the Restriction Period has not lapsed as described above shall be forfeited to the Company. Notwithstanding the foregoing, the Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, may determine that such Restriction Period should not lapse or that the Restriction Period on additional shares of Restricted Stock should lapse.

     10.12 A Participant may elect irrevocably (at a time and in the manner determined by the Plan Administrator or the Company, as appropriate), prior to vesting of Restricted Stock, that the Participant relinquishes any and all rights in the shares of Restricted Stock in exchange for an interest in the Deferred Compensation Plan, in which case receipt of such shares shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. At the time the restrictions would have otherwise lapsed on the shares of Restricted Stock (as specified at the time of grant, or otherwise if changed by the Plan Administrator), the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant to the Deferred Compensation Plan, and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the management committee of the Deferred Compensation Plan shall otherwise determine.

SECTION 11  Incentive Awards

     11.1  Procedures for Incentive Awards

     Prior to the beginning of a particular Performance Period, or such other date as the Code may allow, the Plan Administrator shall specify in writing:

          (a) the Participants who shall be eligible to receive an Incentive Award for a Performance Period,

          (b) the Performance Goals for such Performance Period, and

          (c) the maximum Incentive Award amount payable to each Participant if the Performance Goals are met.

     Any Participant chosen to participate under this Section 11 for a given Performance Period shall receive the maximum Incentive Award amount if the designated Performance Goals are achieved, subject to the discretion of the Plan Administrator to reduce such award, as described in Section 11.4.

     11.2  Performance Goal Certification

     An Incentive Award shall become payable to the extent provided herein in the event that the Plan Administrator certifies in writing prior to payment of the award that the Performance Goal or Goals selected for a particular Performance Period has or have been attained. In no event will an award be payable under this Plan if the threshold level of performance set for each Performance Goal for the applicable Performance Period is not attained.

     11.3  Maximum Incentive Award Payable

     The maximum Incentive Award payable under this Plan to any Participant for any Performance Period shall be ten million dollars ($10,000,000) in cash, Restricted Stock, or a combination of cash and Restricted Stock.

     11.4  Discretion to Reduce Awards; Participant's Performance

     The Plan Administrator, in its sole and absolute discretion, prior to a Change in Control may reduce the amount of any Incentive Award otherwise payable to a Participant upon attainment of any Performance Goal for the applicable Performance Period. A Participant's individual performance must be satisfactory, regardless of the Company's performance and the attainment of Performance Goals, before he or she may be granted an Incentive Award. In evaluating a Participant's performance, the Plan Administrator shall consider the Performance Goals of the Company and the Participant's responsibilities and accomplishments, and such other factors as it deems appropriate.

     11.5  Required Payment of Incentive Awards

     The Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders or employees subject to Section 162(m), shall make a determination within thirty (30) days after the Company's financial information is available for a particular Performance Period (the "Award Date") whether the Performance Goals for that Performance Period have been achieved and the amount of the award for each Participant. In the absence of an election by the Participant pursuant to Sections 11.6 or 11.7, the award shall be paid not later than the end of the month following the month in which the Plan Administrator determines the amount of the award and shall be paid as follows:

          (a) Participants employed by the Company holding the position of Chairman of the Board, President, Chief Executive Officer, Vice Chairman of the Board, Chief Operating Officer, Executive Vice President, or Senior Vice President and Participants employed by Company Subsidiaries with equivalent positions thereto, but not necessarily the same titles, shall receive their incentive award as follows:

             (i) 50% (fifty percent) in cash and

             (ii) 50% (fifty percent) in Restricted Stock.

          (b) Participants employed by the Company holding the position of Vice President and Participants employed by Company Subsidiaries with an equivalent position thereto, but not necessarily the same title, shall receive their incentive award as follows:

             (i) 75% (seventy-five percent) in cash and

             (ii) 25% (twenty-five percent) in Restricted Stock.

          (c) Because the Participant bears forfeiture, price fluctuation, and other attendant risks during the Restriction Period (as defined in Section 10.4) associated with the Restricted Stock awarded under this Plan, Participants shall be awarded an additional amount of Restricted Stock equal to the amount of Restricted Stock which a Participant is awarded pursuant to Sections 11.5(a)(ii) or 11.5(b)(ii), as applicable.

          (d) Notwithstanding subsections (a) and (b) above, the Plan Administrator or Management Committee, as appropriate, may determine that a Participant must receive a greater amount of his or her award in Restricted Stock, up to and including the entire award in Restricted Stock. (For purposes of the Plan, such required shares shall be treated as being awarded pursuant to Section 11.5(a)(ii) or Section 11.5(b)(ii), as applicable.) In such event, a Participant shall be entitled to the additional shares of Restricted Stock, awarded pursuant to Section 11.5(c) above.

     The value of awards payable in Restricted Stock pursuant to this Section 11 shall be calculated by using Fair Market Value.

     11.6  Restricted Stock Election

     In lieu of receiving all or any portion of the cash in accordance with Sections 11.5(a)(i) or 11.5(b)(i), a Participant may elect to receive additional Restricted Stock with a value equal to the portion of the incentive award which the Participant would otherwise have received in cash, but has elected to receive in Restricted Stock ("Restricted Stock Election"). Participants must make their Restricted Stock Election at such time and in such a manner as prescribed by the Management Committee. Each Participant who makes the Restricted Stock Election shall be entitled to the additional Restricted Stock granted pursuant to Section 11.5(c) with respect to the amount of the Participant's Restricted Stock Election. Except as provided in Section 10, all shares of Restricted Stock awarded pursuant to the Restricted Stock Election are subject to the same terms and conditions as the Restricted Stock a Participant receives pursuant to Sections 11.5(a)(ii) or 11.5(b)(ii), as applicable.

     11.7  Deferred Payment

     Each Participant may elect to have the payment of all or a portion of any Incentive Award made pursuant to Sections 11.5(a)(i) or 11.5(b)(i), as applicable, for the year deferred according to the terms and conditions of the Company's Deferred Compensation Plan. The election shall be irrevocable and shall be made at such time and in such a manner as prescribed by the Management Committee. The election shall apply only to that year. If a Participant has not made an election under this Section, any incentive award granted to the Participant for that year shall be paid pursuant to Sections 11.5 or 11.6, as applicable.

     11.8  Payment Upon Change in Control

     Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the Incentive Award attributable to the Performance Period in which the Change in Control occurs shall become fully vested and distributable, in cash equal to the Fair Market Value of the cash and shares of Common Stock that otherwise would have been issued to the Participant, within thirty (30) days after the date of the Change in Control, in an amount equal to the greater of the annual incentive percentage of Annual Salary established by the Plan Administrator, or the following:

                                                PARTICIPANTS EMPLOYED BY THE COMPANY HOLDING ANY OF THE
                                                FOLLOWING POSITIONS AND PARTICIPANTS EMPLOYED BY COMPANY
                                                SUBSIDIARIES WITH POSITIONS EQUIVALENT THERETO, BUT NOT
PERCENTAGE OF ANNUAL SALARY                                NECESSARILY WITH THE SAME TITLES:
---------------------------                     --------------------------------------------------------
100% of Annual Salary........................   Chairman of the Board, President, Chief Executive
                                                  Officer, Vice Chairman of the Board, Chief Operating
                                                  Officer, or Executive Vice President
80% of Annual Salary.........................   Senior Vice President
60% of Annual Salary.........................   Vice President

     The term "Annual Salary" as used in this Plan shall mean a Participant's annual base salary (whether actual or illustrative) in effect on the date of a Change in Control.

     In the event a Change in Control is deemed to have occurred after the end of a Performance Period, but before the Award Date, each Participant shall be entitled to receive in cash, within thirty (30) days after the date of the Change in Control, those amounts set forth above in this Section 11.8 for such Performance Period. Such amounts are in addition to the amount to which Participants shall be entitled for the Performance Period in which a Change in Control is deemed to occur.

SECTION 12  Regulatory Approvals and Listing

     The Company shall not be required to issue any certificate for shares of Common Stock upon the exercise of an option or a stock appreciation right granted under the Plan, in payment of an Incentive Award, with respect to a grant of Restricted Stock or Common Stock awarded as payment of vested Units prior to:

          (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

          (b) listing of such shares on any stock exchange on which the Common Stock may then be listed; and

          (c) completing any registration or other qualification of such shares under any federal or state laws, rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

     All certificates, or book-entry accounts, for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed and any applicable federal or State securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions are no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares issued under this Plan, including without limitation (i) restrictions under an insider trading policy,
(ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other Participants and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

SECTION 13  Effective Date and Term of Plan

     The Plan was adopted by the Board of Directors on January 29, 2001, and is subject to approval by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board of Directors. Subject to the foregoing condition, options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units may be granted pursuant to the Plan from time to time within the period commencing upon adoption of the Plan by the Board of Directors and ending ten
(10) years after the earlier of such adoption and the approval of the Plan by the stockholders. Options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired thereunder. To the extent required to qualify as "performance-based compensation" under Section 162(m), shares of Common Stock underlying options, limited stock appreciation rights, stock appreciation rights, Restricted Stock and Common Stock granted, subject to stockholder approval of the Plan may not be vested, paid, exercised or sold until such stockholder approval is obtained.

SECTION 14  General Provisions

     14.1 Nothing contained in the Plan, or in any option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit granted pursuant to the Plan, shall confer upon any employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of such employee at any time with or without assigning any reason therefor.

     14.2 Grants, vesting or payment of stock options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards or Performance Units shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension or other benefit unless otherwise permitted by other benefit plans provided by the Company or its Subsidiaries, or required by law or by contractual obligations of the Company or its Subsidiaries. Notwithstanding the preceding sentence, the Restricted Stock awarded pursuant to Section 11.5(c) shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension, or other benefit unless required by contractual obligations of the Company or its Subsidiaries.

     14.3 Unless otherwise provided in the Plan, the right of a Participant or Beneficiary to the payment of any compensation under the Plan may not be assigned, transferred, pledged or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution or other legal process.

     14.4 Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of its Subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company or its Subsidiaries. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave unless the Participant's reemployment rights are guaranteed by statute or contract. With respect to any Participant who, after the date an award is granted under this Plan, ceases to be employed by the Company or a Subsidiary on a full-time basis but remains employed on a part-time basis, the Plan Administrator may make appropriate adjustments, as determined in its sole discretion, as to the number of shares issuable under, the vesting schedule of or the amount payable under any unvested awards held by such Participant.

     14.5 In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, the stock options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units granted to the Participant prior to such date shall not be affected.

     14.6 Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts or to make any special deposits with respect to this obligation. The Management Committee, in its sole discretion, may direct the Company to share with its Subsidiaries the costs of a portion of the Incentive Awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee, the Company or any Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's Beneficiary or the Participant's creditors in any assets of the Company or its Subsidiaries whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

     14.7 The designation of a Beneficiary shall be on a form provided by the Management Committee, executed by the Participant (with the consent of the Participant's spouse, if required by the Management Committee for reasons of community property or otherwise), and delivered to the Management Committee. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under the Predecessor Plans shall remain in effect under the Plan for any Restricted Stock, Incentive Awards or Performance Units unless such designation is revoked or changed under the Plan. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant's benefit is paid, the balance shall be paid to the Participant's spouse, or if there is no surviving spouse, to the Participant's lineal descendants, pro rata, or if there is no surviving spouse or any lineal descendant, to the Participant's estate. Notwithstanding the foregoing, however, a Participant's Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section 14.7.

     14.8 The Plan shall be construed and governed in accordance with the laws of the State of Texas.

     14.9 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to options, limited stock appreciation rights, stock appreciation rights, Restricted Stock, Incentive Awards and Performance Units under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of shares of Common Stock otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. To the extent provided by the Plan Administrator, a Participant is permitted to deliver shares of Common Stock (including shares acquired pursuant to the exercise of an option or stock appreciation right other than the option or stock appreciation right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an option, stock appreciation right, or limited stock appreciation right, upon the grant or vesting of Restricted Stock or upon the payout of Incentive Awards or Performance Units. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the exercise of an option or stock appreciation right, upon the vesting of the Restricted Stock or upon the payout of Performance Units to satisfy tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this Section 14.9 shall be determined as of the day prior to delivery, and shall be calculated in accordance with Section 2.9.

     Any Participant who makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

     A Participant is solely responsible for obtaining, or failing to obtain, tax advice with respect to participation in the Plan prior to the Participant's
(i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

     14.10 The Plan Administrator may in its discretion provide financing to a Participant in a principal amount sufficient to pay the purchase price of any award under the Plan and/or to pay the amount of taxes required by law to be withheld with respect to any award. Any such loan shall be subject to all applicable legal requirements and restrictions pertinent thereto, including Regulation G promulgated by the Federal Reserve Board. The grant of an award shall in no way obligate the Company or the Plan Administrator to provide any financing whatsoever in connection therewith.

     14.11 The Company and any Subsidiary which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the issuance, exercise, settlement, cancellation or other transaction involving any award provided for hereunder.

SECTION 15  Compliance with Rule 16b-3 and Section 162(m)

     The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 and Section 162(m) and, if any Plan provision is later found not to be in compliance with Rule 16b-3 or Section 162(m), that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3 and Section 162(m). Notwithstanding the foregoing, and subject to Section 5.2, the Plan Administrator may grant or vest Restricted Stock in a manner which is not in compliance with Section 162(m) if the Plan Administrator determines that it would be in the best interests of the Company.

     Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are
Section 16 Insiders without so restricting, limiting or conditioning the Plan with respect to other Participants.

SECTION 16  Amendment, Termination or Discontinuance of the Plan

     16.1 Subject to the Board of Directors and Section 16.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the stockholders of the Company or any Participants, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 12; provided, however, that after a Change in Control no change in any option, limited stock appreciation right, stock appreciation right, Restricted Stock, Incentive Award or Performance Unit theretofore granted may be made without the consent of the Participant which would impair the right of the Participant to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan.

     16.2 The Plan Administrator and the Board of Directors may not amend the Plan without the approval of the stockholders of the Company to

          (a) materially increase the number of shares, rights, Incentive Awards or Units that may be issued under the Plan to Section 16 Insiders; or

          (b) lower the Option Price at which options may be granted pursuant to
     Section 6.4(a) or lower the Option Price of any outstanding options, except as provided by Section 5.5.

     16.3 The Board of Directors may at any time suspend the operation of or terminate the Plan with respect to any shares of Common Stock, rights or Performance Units which are not at that time subject to option, limited stock appreciation right, stock appreciation right or grant of Restricted Stock, Incentive Awards or Performance Units.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed effective as of January 29, 2001.

                                            EL PASO CORPORATION

                                            By    /s/ JOEL RICHARDS III
                                             -----------------------------------
                                             Joel Richards III
                                             Title: Executive Vice President

                                            ATTEST:

                                            By     /s/ DAVID L. SIDDALL
                                             -----------------------------------
                                             David L. Siddall
                                             Title: Corporate Secretary

                                                                       EXHIBIT C

                              EL PASO CORPORATION

                           2001 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                        EFFECTIVE AS OF JANUARY 29, 2001

                               TABLE OF CONTENTS

SECTION 1  Purpose.....................................................   C-1
SECTION 2  Shares Subject to the Plan..................................   C-1
SECTION 3  Administration of the Plan..................................   C-1
SECTION 4  Participation in the Plan...................................   C-1
SECTION 5  Stock Option Grants and Terms...............................   C-1
SECTION 6  General Provisions..........................................   C-3
SECTION 7  Effective Date and Duration of Plan.........................   C-4
SECTION 8  Compliance with Section 16..................................   C-4
SECTION 9  Amendment, Termination or Discontinuance of the Plan........   C-4

                              EL PASO CORPORATION

               2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                        EFFECTIVE AS OF JANUARY 29, 2001

SECTION 1  Purpose

     The purpose of the El Paso Corporation 2001 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable non-employee Directors of El Paso Corporation (the "Company"), and to provide an incentive for such Directors to increase their proprietary interests in the Company's long-term success and progress.

SECTION 2  Shares Subject to the Plan

     2.1 Subject to Section 2.2, the maximum number of shares of common stock of the Company, par value $3.00 per share, (the "Common Stock") for which stock options may be granted under the Plan is five hundred thousand (500,000) (the "Shares"). The Shares shall be shares held in the Company's treasury or issued out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator (defined in Section 3 below).

     2.2 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Plan Administrator, may make appropriate adjustments in the number of Shares authorized for the Plan and, with respect to outstanding stock options, the Plan Administrator may make appropriate adjustments in the number of shares and the option price. In the event of any adjustment in the number of Shares covered by any stock option, any fractional Shares resulting from such adjustment shall be disregarded and each such stock option shall cover only the number of full Shares resulting from such adjustment.

SECTION 3  Administration of the Plan

     Unless otherwise determined by the Board of Directors and subject to
Section 9, the Plan shall be administered by a management committee (the "Plan Administrator") consisting of the Chief Executive Officer of the Company and such other senior officers as the Chief Executive Officer shall designate. The Plan Administrator shall have the sole authority to construe and interpret the Plan, shall prescribe, amend and rescind rules relating to the Plan from time to time as it deems proper and in the best interests of the Company, and shall take any other action necessary for the administration of the Plan.

SECTION 4  Participation in the Plan

     Each member of the Board elected or appointed who is not otherwise an employee of the Company or any subsidiary corporation (a "Participant") shall be eligible to receive stock option grants as provided in the Plan.

SECTION 5  Stock Option Grants and Terms

     Each stock option granted to a Participant under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

     5.1  Option Grants

     A Participant shall automatically receive (a) a grant of stock options to purchase up to ten thousand (10,000) Shares when the Participant is initially elected or appointed as a Director of the Company and (b) a grant of stock options to purchase up to five thousand (5,000) Shares on each date the Participant is reelected as a Director of the Company at the annual meeting of stockholders of the Company, beginning with such annual meeting in 2001. The amount of stock options each Participant shall receive for each plan year, such amount not to exceed the foregoing maximums, shall be determined by the Board from time to time. Upon the occurrence of an event described in Section 2.2 above, the number of stock options granted to a Participant pursuant to this Section 5.1 shall be adjusted accordingly.

     Each stock option granted under the Plan shall be evidenced by a written instrument delivered by or on behalf of the Plan Administrator containing terms, provisions and conditions not inconsistent with the Plan.

     5.2  Vesting of Options

     Each stock option granted to a Participant under the Plan shall be fully vested and immediately exercisable upon grant.

     5.3  Option Price

     The option price for a stock option granted under the Plan shall be the fair market value of the Shares covered by the stock option at the time the stock option is granted to the Participant. For purposes of the Plan, "fair market value" shall be the mean between the highest and lowest quoted selling prices at which the Common Stock was sold on such date as reported in the NYSE Composite Transactions by The Wall Street Journal for such date or, if no Common Stock was traded on such date, on the next preceding date on which Common Stock was so traded.

     5.4  Time and Manner of Exercise of a Stock Option

     Each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than one hundred (100) Shares (or the remaining Shares then purchasable under the stock option, if less than one hundred (100) Shares) may be purchased upon exercise of any stock option hereunder and that only whole Shares will be issued pursuant to the exercise of any stock option.

     The purchase price of shares purchased under stock options shall be paid in full to the Company incident to the exercise of the stock option by delivery of consideration equal to the product of the option price and the number of shares purchased (the "Purchase Price"). Such consideration may be paid (i) in cash or
(ii) at the discretion of the Plan Administrator, in shares of Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The fair market value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised in a "cashless" exercise by delivery of a properly executed exercise notice together with irrevocable instructions to a broker designated by the Plan Administrator to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the Shares of Common Stock are issued to the Participant.

     5.5  Term of Options

     Each stock option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as follows:

          (a) In the event that a Participant ceases to be a Director of the Company for any reason other than the death of the Participant, the stock options granted to such Participant shall expire unless exercised by him or her within thirty-six (36) months after the date such Participant ceases to be a Director of the Company.

          (b) In the event of the death of a Participant, whether during the Participant's service as a Director or during the thirty-six (36) month period referred to in Section 5.5(a), the stock options granted to such Participant shall be exercisable, and such stock options shall expire unless exercised within twelve (12) months after the date of the Participant's death, by the legal representatives or the estate of such Participant, by any person or persons whom the Participant shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or persons to whom the Participant's rights have passed by will or the laws of descent and distribution.

     5.6  Transferability

     Stock options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the applicable laws of descent and distribution. Notwithstanding the foregoing and only as provided by the Plan Administrator, as applicable, stock options may be transferred to a Participant's immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a "Permitted Transferee"). A transfer of a stock option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company's record of outstanding stock options. In the event a stock option is transferred as contemplated hereby, the stock option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred stock option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, "immediate family" shall mean, with respect to any person, such person's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the option shall be delivered by (or withheld from amounts due to) the Participant, the Participant's estate or the Permitted Transferee, in the reasonable discretion of the Company.

     In addition, to the extent permitted by applicable law and the Rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator may permit a recipient of a stock option to designate in writing during the Participant's lifetime a beneficiary to receive and exercise stock options in the event of the Participant's death (as provided in Section 5.5(b)). Except as otherwise provided for herein, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such stock option, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected stock options held by such Participant shall be immediately forfeited.

     5.7  Deferral Election

     At a time and in a manner prescribed by the Plan Administrator, a Participant may elect irrevocably at any time prior to exercising a stock option granted under the Plan that issuance of Shares upon exercise of such option shall be deferred until the Participant reaches a pre-specified age or ceases to serve as a Director of the Company, as elected by the Participant. After the exercise of any such stock option and prior to the issuance of any deferred shares, the number of Shares issuable to the Participant shall be credited to a memorandum deferred account and any dividends or other distributions paid on the Common Stock shall be deemed reinvested in additional shares of Common Stock until all credited Shares shall become issuable pursuant to the Participant's election.

SECTION 6  General Provisions

     6.1 Neither the Plan, nor the granting of a stock option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Participant has a right to continue as a Director for any period of time or at any particular rate of compensation.

     6.2 The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of a stock option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, (a) without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and (b) without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

     6.3 All costs and expenses of the adoption and administration of the Plan shall be borne by the Company.

     6.4 The Plan shall be construed and governed in accordance with the laws of the State of Texas.

     6.5 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise or other taxable event with respect to stock options under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.

     A Participant is solely responsible for obtaining, or failing to obtain, qualified tax advice prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

SECTION 7  Effective Date and Duration of the Plan

     The Plan shall be effective as of January 29, 2001, provided that the Plan is approved by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the then-outstanding terms of any stock options or the Company's obligation to issue Shares under any then-exercised stock options as to which a deferral election has been made under Section 5.7.

SECTION 8  Compliance with Section 16

     The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 or any successor rule or rule of similar application under Section 16 of the Exchange Act or rules thereunder, and, if any Plan provision is later found not to be in compliance with such exemption under Section 16 of the Exchange Act, that provision shall be deemed modified as necessary to meet the requirements of such applicable exemption. For purposes of the Plan, "Section 16 Insider" means any person who receives stock options hereunder and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

SECTION 9  Amendment, Termination or Discontinuance of the Plan

     9.1 Subject to the Board and Section 9.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 6.2; provided, however, that unless the Plan Administrator determines that such change does not materially impair the value of the stock options, no change in any stock option theretofore granted may be made which would impair the right of the Participant to acquire Shares or retain Shares that the Participant may have acquired as a result of the Plan without the consent of the Participant. The Plan Administrator and the Board of Directors may not amend the Plan without the approval of the stockholders of the Company to materially increase the number of shares set forth in Section 2.1 that may be issued under the Plan or the number of shares set forth in Section 5.1 that may be subject to any option granted under the Plan.

     9.2 The Board may at any time suspend the operation of or terminate the Plan with respect to any Shares which are not at that time subject to any outstanding stock options.

     IN WITNESS WHEREOF, the Company has caused the Plan to be effective as of January 29, 2001.

                                            EL PASO CORPORATION

                                            By /s/ JOEL RICHARDS III
                                             -----------------------------------
                                             Title: Executive Vice President

                                            ATTEST:

                                            By /s/ DAVID L. SIDDALL
                                             -----------------------------------
                                             Title: Corporate Secretary

                                                               SKU #1107-AMPS-01

                      SOLICITED BY THE BOARD OF DIRECTORS

                              EL PASO CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2001



    The undersigned hereby appoints William A. Wise and Britton White Jr., and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Corporation, held of record by the undersigned on March 23, 2001 at the Annual Meeting of Stockholders to be held at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202 on May 21, 2001, and at any adjournment(s) or postponement(s) of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve for election, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND AGAINST PROPOSAL 5.

  -----------                                                  -----------
  SEE REVERSE                                                  SEE REVERSE
     SIDE                                                         SIDE
  -----------                                                  -----------

              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

EL PASO CORPORATION
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398


     -----------------                                ----------------
     VOTE BY TELEPHONE                                VOTE BY INTERNET
     -----------------                                ----------------

    It's fast, convenient and immediate!              It's fast, convenient, and your vote is immediately
    Call Toll-Free on a Touch-Tone Phone              confirmed and posted.
    1-877-PRX-VOTE (1-877-779-8683).
                                                      In addition, after your vote, you will have the
                                                      opportunity to sign up and indicate your consent to
    If outside the continental U.S. call collect on   receive future shareholder communications via the
    a Touch-Tone Phone (201-536-8073).                Internet, if available.

   ------------------------------------------------  ------------------------------------------------------
    Follow these four easy steps:                     Follow these four easy steps:

    1. Read the accompanying Proxy Statement          1. Read the accompanying Proxy Statement
       and Proxy Card.                                   and Proxy Card.

    2. Call the toll-free number:                     2. Go to the Website:
       1-877-PRX-VOTE (1-877-779-8683)                   http://www.eproxyvote.com/epg

    3. Enter your 14-digit Control Number located     3. Enter your 14-digit Control Number located on
       on your Proxy Card above your name.               your Proxy Card above your name.

    4. Follow the recorded instructions.              4. Follow the instructions provided.
   ------------------------------------------------  -------------------------------------------------------
    YOUR VOTE IS IMPORTANT!                           YOUR VOTE IS IMPORTANT!
    Call 1-877-PRX-VOTE (1-877-779-8683) anytime!     Go to http://www.eproxyvote.com/epg anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.



    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
--------------------------------------------------------------------------------

1. Election of Directors

   Nominees: (01) Byron Allumbaugh, (02) David A. Arledge, (03) John M. Bissell,
   (04) Juan Carlos Braniff, (05) James F. Gibbons, (06) Anthony W. Hall, Jr.,
   (07) Ronald L. Kuehn, Jr., (08) J. Carlton MacNeil, Jr., (09) Thomas R. McDade, (10) Malcolm Wallop, (11) William A. Wise, (12) Joe B. Wyatt

      FOR                            WITHHOLD             MARK HERE
      ALL NOMINEES  [ ]   [ ]   AUTHORITY TO VOTE       FOR COMMENTS [ ]
      LISTED ABOVE              FOR ALL NOMINEES
                                  LISTED ABOVE

                                                          MARK HERE
                                                         FOR ADDRESS [ ]
                                                         CHANGE AND
                                                         NOTE AT LEFT
[ ]
    --------------------------------------
    For all nominees except as noted above

2. Approval of the El Paso Corporation 2001 Omnibus Incentive Compensation
   Plan.

         [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

3. Approval of the El Paso Corporation 2001 Stock Option Plan for
   Non-Employee Directors.

         [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

4. Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Certified Public Accountants for fiscal year 2001.

         [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.
--------------------------------------------------------------------------------

5. Approval of Stockholder Proposal regarding the Election of Directors.

         [ ]  FOR                [ ]  AGAINST                [ ]  ABSTAIN



Signature:                  Date:        Signature:                 Date:
          -----------------      -------           ----------------      -------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

                        CONFIDENTIAL VOTING INSTRUCTIONS
                               EL PASO CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS - May 21, 2001
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                TO: BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
                       CORPORATION RETIREMENT SAVINGS PLAN

         The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on March 23, 2001, the record date, at the Annual Meeting of Stockholders to be held at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202 on Monday, May 21, 2001, and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

         If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by May 18, 2001, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. IF THIS PROXY IS RETURNED TO THE TRUSTEE WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AGAINST PROPOSAL 5.

                TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN
DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1.  Election of Directors-Nominees:
    Byron Allumbaugh, David A. Arledge, John M. Bissell, Juan Carlos                For All Nominees     Withhold Authority to
    Braniff, James F. Gibbons, Anthony W. Hall, Jr., Ronald L. Kuehn,                                    Vote for all nominees
    Jr., J. Carleton MacNeil, Jr., Thomas R. McDade, Malcolm Wallop,                      [ ]                     [ ]
    William A. Wise, Joe B. Wyatt

                                                                                          [ ]
                                                                                                    --------------------------------
                                                                                                    For all Nominees Except as Noted

2.  Approval of the El Paso Corporation 2001 Omnibus Incentive                       For          Against             Abstain
    Compensation Plan                                                                [ ]            [ ]                 [ ]

3.  Approval of the El Paso Corporation 2001 Stock Option Plan for                   For          Against             Abstain
    Non-Employee Directors                                                           [ ]            [ ]                 [ ]

4.  Ratification of the appointment of PricewaterhouseCoopers LLP as                 For          Against             Abstain
    Independent Certified Public Accountants for fiscal year 2001                    [ ]            [ ]                 [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.

5.  Approval of Stockholder Proposal regarding the Election of Directors             For          Against             Abstain
                                                                                     [ ]            [ ]                 [ ]


                                                            If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                            IMPORTANT:  Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

Shares held as of
March 23, 2001
                                                            ------------------------------------------     -------------------------
                                                            SIGNATURE                                      DATE


IMPORTANT:     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                        CONFIDENTIAL VOTING INSTRUCTIONS
                               EL PASO CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS - May 21, 2001
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                TO: BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
                      CORPORATION BENEFITS PROTECTION TRUST

         The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation, credited to my account under the referenced Plan at the close of business on March 23, 2001, the record date, at the Annual Meeting of Stockholders to be held at The Adolphus Hotel, 1321 Commerce Street, Dallas, Texas 75202 on Monday, May 21, 2001, and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

         If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by May 18, 2001, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. IF THIS PROXY IS RETURNED TO THE TRUSTEE WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AGAINST PROPOSAL 5.

               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN
DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

1.  Election of Directors-Nominees:
    Byron Allumbaugh, David A. Arledge, John M. Bissell, Juan Carlos                For All Nominees     Withhold Authority to
    Braniff, James F. Gibbons, Anthony W. Hall, Jr., Ronald L. Kuehn,                                    Vote for all nominees
    Jr., J. Carleton MacNeil, Jr., Thomas R. McDade, Malcolm Wallop,                      [ ]                     [ ]
    William A. Wise, Joe B. Wyatt
                                                                                          [ ]
                                                                                                   --------------------------------
                                                                                                   For all Nominees Except as Noted

2.  Approval of the El Paso Corporation 2001 Omnibus Incentive                       For          Against             Abstain
    Compensation Plan                                                                [ ]            [ ]                 [ ]

3.  Approval of the El Paso Corporation 2001 Stock Option Plan for                   For          Against             Abstain
    Non-Employee Directors                                                           [ ]            [ ]                 [ ]

4.  Ratification of the appointment of PricewaterhouseCoopers LLP as                 For          Against             Abstain
    Independent Certified Public Accountants for fiscal year 2001                    [ ]            [ ]                 [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.

5.  Approval of Stockholder Proposal regarding the Election of Directors             For          Against             Abstain
                                                                                     [ ]            [ ]                 [ ]


                                                            If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                            IMPORTANT:  Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

Shares held as of
March 23, 2001
                                                            ------------------------------------------     ------------------------
                                                            SIGNATURE                                      DATE

IMPORTANT:    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                EXHIBIT INDEX


                 Exhibit 99.1 -- Proxy Solicitation Material